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MALLESONS STEPHEN JAQUES                                           EXHIBIT 10(a)

                       Sale and Purchase
                       Agreement

                       Dated 29 July 2004

                       CMS International Ventures L.L.C. ("VENDOR")
                       CMS Enterprises Company ("VENDOR GUARANTOR")
                       APT Pipelines Investments (WA) Pty Ltd ("BUYER") APT Pipelines Limited ("BUYER GUARANTOR")

                       MALLESONS STEPHEN JAQUES
                       Level 60
                       Governor Phillip Tower
                       1 Farrer Place
                       Sydney NSW 2000
                       Australia
                       T +61 2 9296 2000
                       F +61 2 9296 3999
                       DX 113 Sydney
                       www.mallesons.com
                       DRBB:CS

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SALE AND PURCHASE AGREEMENT
Contents

DETAILS                                                             1

GENERAL TERMS                                                       3

1     SALE AND PURCHASE OF SALE ASSETS                              3

1.1   Agreement to sell and purchase                                3
1.2   No Security Interest                                          3

2     CONDITIONS PRECEDENT                                          3

2.1   Vendor's conditions precedent                                 3
2.2   Buyer's conditions precedent                                  4
2.3   Prohibition                                                   4
2.4   Reasonable endeavours                                         5
2.5   Continuing Parent Guarantees                                  6
2.6   Termination by Vendor                                         6
2.7   Termination by Buyer                                          6
2.8   No fault termination                                          6
2.9   Effect of termination                                         7
2.10  Waiver of conditions                                          7
2.11  Access to Records                                             7

3     COMPLETION                                                    8

3.1   Time and place of Completion                                  8
3.2   Items to be delivered by the Vendor on Completion             8
3.3   Items to be delivered by Buyer on Completion                  9
3.4   Payment on Completion                                         9
3.5   Simultaneous actions at Completion                            9

4     PAYMENT OF PURCHASE PRICE                                     9

4.1   Deposit                                                       9
4.2   Balance Amount                                               10
4.3   Adjustment Statement                                         10
4.4   Access                                                       10
4.5   Contents of Adjustment Statement                             11
4.6   Preparation of Adjustment Statement                          12
4.7   Payment of Adjustment Amount                                 12
4.8   Disputes                                                     12
4.9   Method of payment                                            13
4.10  Distributions                                                13
4.11  Further adjustment                                           14
4.12  HISmelt adjustment                                           14

5     DEALINGS BEFORE COMPLETION                                   14

5.1   General covenants                                            14
5.2   Negative covenants                                           15
5.3   Release of SEMP                                              17
5.4   Retention Bonus Agreements                                   17
5.5   Material Adverse Event - Parmelia                            17
5.6   Pre-Sale Restructure                                         18
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
6     CONDUCT AFTER COMPLETION                                     18

6.1   Prohibition on use of a Vendor's name                        18
6.2   Exclusion of directors from liability                        18
6.3   Access to information                                        19
6.4   Information held by Vendor                                   19
6.5   Preservation of Information                                  19
6.6   Accounting assistance                                        20
6.7   Connection to CMS server                                     20

7     EMPLOYEES                                                    20

8     SUPERANNUATION                                               20

8.1   Superannuation                                               20
8.2   Records                                                      20

9     WARRANTIES AND REPRESENTATIONS                               21

9.1   Warranties by all parties                                    21
9.2   Warranties by Buyer                                          22
9.3   Warranties by the Vendor                                     22
9.4   Warranties correct and not misleading                        22
9.5   Disclosure                                                   22
9.6   Separate warranties                                          23
9.7   Buyer's acknowledgements                                     23
9.8   Breach of Vendor Warranties prior to Completion              24
9.9   Claims procedure                                             25
9.10  Restrictions on liability                                    26
9.11  Time limit for Vendor Warranty claims                        28
9.12  Threshold for Vendor Warranty claims                         28
9.13  Effect of payment                                            28
9.14  Limit of Vendor liability                                    28
9.15  Third party claims                                           28
9.16  Insurance                                                    29
9.17  Act or omission after Completion                             30
9.18  Later recoveries - tax                                       30
9.19  Later recoveries - other                                     30
9.20  Limit on liability                                           30
9.21  Exception                                                    31
9.22  Tax indemnity                                                31

10    COSTS AND STAMP DUTY                                         31

10.1  Legal costs                                                  31
10.2  Stamp duty                                                   32

11    GOODS AND SERVICES TAX (GST)                                 32

11.1  GST gross up                                                 32
11.2  Reimbursements                                               32
11.3  Tax invoice                                                  32

12    NOTICES                                                      32

12.1  Form                                                         32
12.2  Delivery                                                     32
12.3  When effective                                               33
12.4  Deemed receipt - postal                                      33
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
12.5  Deemed receipt - fax                                         33
12.6  Deemed receipt - general                                     33

13    CONFIDENTIAL INFORMATION                                     33

13.1  Parties to keep information confidential                     33
13.2  Disclosure to other potential buyers                         34
13.3  This transaction                                             34
13.4  Survival                                                     34

14    MISCELLANEOUS                                                34

14.1  Assignment or novation                                       34
14.2  Exercise of rights                                           34
14.3  Waiver and variation                                         35
14.4  Approvals and consents                                       35
14.5  Remedies cumulative                                          35
14.6  No merger                                                    35
14.7  Survival of indemnities                                      35
14.8  Enforcement of indemnities                                   35
14.9  Further assurances                                           35
14.10 Severability                                                 35
14.11 Construction                                                 36
14.12 Time of the essence                                          36
14.13 Entire agreement                                             36
14.14 Counterparts                                                 36
14.15 Supervening legislation                                      36

15    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS           36

15.1  Governing law                                                36
15.2  Jurisdiction                                                 36
15.3  Service of process                                           36
15.4  Service of process on an appointed process agent             37

16    GUARANTEE                                                    37

16.1  Consideration                                                37
16.2  Guarantee                                                    37
16.3  Nature of guarantee                                          38
16.4  Indemnity                                                    38
16.5  Reinstatement of rights                                      38
16.6  Rights are protected                                         38
16.7  No merger                                                    40
16.8  Guarantor's rights are suspended                             40
16.9  Guarantor's right of proof limited                           40
16.10 No set-off against assignees                                 41
16.11 Suspense account                                             41
16.12 Right to prove                                               41

17    INTERPRETATION                                               41

17.1  Definitions                                                  41
17.2  References to certain general terms                          53
17.3  Headings                                                     55

SCHEDULE 1 - VERIFICATION CERTIFICATE                              56

SCHEDULE 2 - WARRANTIES BY VENDOR                                  58

SCHEDULE 3 - RETIRING OFFICERS AND INCOMING OFFICERS               65
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
SCHEDULE 4 - EMPLOYEES                                             68

SCHEDULE 5 - CORPORATE STRUCTURE DIAGRAM                           69

PART A - STRUCTURE AT SIGNING                                      69

PART B - STRUCTURE AT COMPLETION                                   70

SCHEDULE 6 - LAST ACCOUNTS                                         71

PART 1 - LAST ACCOUNTS FOR PARMELIA                                71

PART 2 - LAST ACCOUNTS FOR SCP                                     74

SCHEDULE 7 - ADJUSTMENT AMOUNT                                     77

PART 1 - ADJUSTMENT AMOUNT - PARMELIA                              77

PART 2 - ADJUSTMENT AMOUNT - SCP                                   79

SCHEDULE 8 - PRE-SALE RESTRUCTURE                                  82

SIGNING PAGE                                                       85

ANNEXURE A (CLAUSE 3.2) - DELIVERABLES                             87
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SALE AND PURCHASE AGREEMENT

Details

INTERPRETATION - definitions are at the end of the General terms

PARTIES            VENDOR, VENDOR GUARANTOR, BUYER and BUYER GUARANTOR
VENDOR             Name               CMS INTERNATIONAL VENTURES L.L.C.

                   Formed in          Michigan, USA, as a limited liability company

                   Address            One Energy Plaza, Jackson, Michigan, USA 49201

                   Fax                +1 517 788 6911

                   Attention          General Counsel

VENDOR GUARANTOR   Name               CMS ENTERPRISES COMPANY

                   Formed in          Michigan, USA, as a corporation

                   Address            One Energy Plaza, Jackson, Michigan, USA 49201

                   Fax                +1 517 788 6911

                   Attention          General Counsel

BUYER              Name               APT PIPELINES INVESTMENTS (WA) PTY LTD

                   ABN                43 081 638 244

                   Incorporated in    New South Wales

                   Address            Level 5, Airport Central Tower, 241
                                      O'Riordan Street, Mascot, NSW 2020

                   Fax                +61 2 8339 0005

                   Attention          Company Secretary

BUYER GUARANTOR    Name               APT PIPELINES LIMITED

                   ABN                89 009 666 700

                   Incorporated in    New South Wales

                   Address            Level 5, Airport Central Tower, 241
                                      O'Riordan Street, Mascot, NSW 2020

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
                   Fax                +61 2 8339 0005

                   Attention          Company Secretary

RECITALS           A     At the request of the Buyer Guarantor and the Vendor
                         Guarantor, the Vendor has agreed to sell and the Buyer
                         has agreed to buy the Sale Assets held by the Vendor on
                         the terms of this agreement.

                   B The Buyer Guarantor is a party to this agreement to guarantee the obligations of the Buyer, and to give certain undertakings to the Vendor.

                   C The Vendor Guarantor is a party to this agreement to guarantee the obligations of the Vendor.

DATE OF
AGREEMENT          See Signing page

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SALE AND PURCHASE AGREEMENT

General terms

1     SALE AND PURCHASE OF SALE ASSETS

1.1   AGREEMENT TO SELL AND PURCHASE

      On Completion, the Vendor agrees to sell the Sale Assets to the Buyer and the Buyer agrees to buy the Sale Assets from the Vendor, on the terms of this agreement.

1.2   NO SECURITY INTEREST

      The Sale Assets must be transferred free from any Security Interest and with all rights, including voting rights and dividend rights attached or accruing to them after the Completion Date.

2     CONDITIONS PRECEDENT

2.1   VENDOR'S CONDITIONS PRECEDENT

      The conditions precedent to the Vendor's obligations to proceed to Completion are:

      (a) (PERFORMANCE OF COVENANTS) each of the Buyer and the Buyer Guarantor has performed and complied in all material respects with all its covenants under this agreement;

      (b) (ADVERSE NOTICE) neither the Commissioner of Taxation nor any other Government Agency having the power to do so has given a notice or direction ("NOTICE") under section 218 or section 255 of the Income Tax Assessment Act 1936 (Cth), section 260-5 in schedule 1 of the Taxation Administration Act 1953 (Cth) or any analogous provision under another Commonwealth statute, requiring the Buyer or any of its Related Bodies Corporate (or any person on their behalf) to deduct any taxes or other charges or which will or may become payable or which are alleged to be payable then or thereafter by the Vendor from sums owing or which may later become owing (within the meaning of the relevant provision) by it to, or who has the receipt, control or disposal of money belonging (within the meaning of the relevant provision) to, the Vendor under this agreement and that notice or direction has not been withdrawn; and

      (c) (REPRESENTATIONS AND WARRANTIES) each of the representations and warranties by the Buyer and the Buyer Guarantor under clause 9.1 ("Warranties by all parties") and the Buyer under clause 9.2 ("Warranties by Buyer") are correct and not misleading as of the Completion Date, except if a failure of such a representation or warranty to be correct and not misleading would not, individually or in the aggregate, reasonably be expected to have a material adverse

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            effect on the ability of the Buyer or the Buyer Guarantor to perform all of its obligations under this agreement.

2.2   BUYER'S CONDITIONS PRECEDENT

      The conditions precedent to the Buyer's obligations to proceed to Completion are:

      (a) (PERFORMANCE OF COVENANTS) the Vendor has performed and complied in all material respects with all its covenants under this agreement;

      (b) (DIRECTORS' RESOLUTION - WAG) the parties receive a certified copy of a resolution of directors of WAG resolving that subject to the payment of stamp duty (if any) by the Buyer:

            (i)   the transfer of the Shares is to be registered; and

            (ii) the share certificate held by the Vendor in respect of the Shares is cancelled and that a new share certificate for the Shares be issued in the name of the Buyer;

      (c) (DIRECTORS' RESOLUTION - CONTROLLED ENTITIES) the parties receive a certified copy of a resolution of directors of each Controlled Entity resolving that, subject to the constituent documents of that Controlled Entity and subject to them consenting to act, each of the Incoming Officers be appointed to the board of directors of that Controlled Entity, and the resignation of the Retiring Officers from the board of that Controlled Entity be accepted, all with effect from Completion, so that a properly constituted board of directors is in existence at all times for each Controlled Entity;

      (d) (OFFICERS' RESIGNATIONS) the parties receive evidence that the Retiring Officers have resigned from the board of each Non-controlled Entity, with effect from Completion;

      (e) (PRE-SALE RESTRUCTURE) the Pre-Sale Restructure has occurred in accordance with schedule 8 ("Pre-Sale Restructure") in accordance with the documentation in the form approved by the Buyer (such approval not to be withheld if the documentation reflects and gives effect to the transaction steps contemplated in that schedule and otherwise not to be unreasonably withheld); and

      (f) (CONSENT) the consent of Australia and New Zealand Banking Group Limited (as agent acting on the instructions of the "Participants") for the purposes of clause 24.1(h) ("Control of Borrowers") of the Facility Agreement to the transactions contemplated in this agreement shall have been obtained or effected.

2.3   PROHIBITION

      (a) Completion is conditional on there being no judgment, order, decree, stipulation or Security Interest which has the effect of preventing the consummation of the transactions contemplated by this agreement.

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      (b)   If Completion does not occur on the Completion Date due to any action being taken against the Buyer by any Government Agency to prevent the occurrence of Completion, then unless that preventative act has been remedied within 10 Business Days of the Completion Date, then either party may terminate this agreement by 5 Business Days' notice to the other party.

      (c) If termination occurs under paragraph (b), then the Deposit and all interest earned on it must be paid to the Vendor and the parties must immediately direct the Stakeholder accordingly.

      (d) If Completion does not occur on the Completion Date due to any action being taken against the Vendor by any Government Agency to prevent the occurrence of Completion, then unless that preventative act has been remedied within 10 Business Days of the Completion Date, then either party may terminate this agreement by 5 Business Days' notice to the other party.

      (e) If termination occurs under paragraph (d), then the Deposit and all interest earned on it must be paid to the Buyer and the parties must immediately direct the Stakeholder accordingly.

2.4   REASONABLE ENDEAVOURS

      (a)   The Vendor must:

            (i) use its reasonable endeavours to obtain the fulfilment of each of the conditions in clause 2.1 ("Vendor's conditions precedent") (other than clause 2.1(a) ("performance of covenants"); and

            (ii) procure the fulfilment of the conditions precedent set out in clause 2.2(b) ("directors' resolution - WAG"), (c) ("directors' resolution - Controlled Entities), (d) ("officers' resignations") and (e) ("Pre-Sale Restructure"), prior to Completion.

      (b) The parties must keep each other informed of any circumstances which may result in any condition in any of the conditions precedent mentioned above not being satisfied in accordance with its terms.

      (c) Without limiting paragraph (a), in relation to the condition precedent in clause 2.2(f) ("consent") and in relation to the release of the Continuing Parent Guarantees under clause 2.5 ("Continuing Parent Guarantees"), each party must use reasonable endeavours to satisfy that condition and procure those releases as soon as possible, including:

            (i) assisting and co-operating with the other party and any relevant third party to obtain the fulfilment of the condition precedent; and

            (ii) executing any novation or substitution agreements or deeds or other further documentation that may reasonably be required

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                  by the relevant third party as a condition of that third
                  party's consent or release.

2.5   CONTINUING PARENT GUARANTEES

      In relation to each Continuing Parent Guarantee:

      (a) from Completion until such time as the Vendor has been released from all of its obligations under the Continuing Parent Guarantee, the Buyer Guarantor shall indemnify and will keep indemnified the Vendor and its Affiliates against any action, claim, damage, loss, demand, cost, expense or penalty as a result of any breach after the Completion Date of any obligation which is guaranteed by, or in respect of which an indemnity has been given by, the Parent under that Continuing Parent Guarantee ("CPG OBLIGATIONS"); and

      (b) if required by the Vendor or the relevant beneficiary of the Continuing Parent Guarantee, the Buyer Guarantor shall execute a deed of guarantee in a form reasonably required by the Vendor under which the Buyer Guarantor gives a guarantee in favour of the same person as the beneficiary of that Continuing Parent Guarantee of the due performance of the CPG Obligations.

2.6   TERMINATION BY VENDOR

      If Completion does not occur on the Completion Date due to a default by the Buyer, then unless that default has been remedied within 10 Business Days of the Completion Date, the Vendor may terminate this agreement by 5 Business Days' notice to the Buyer, and the Deposit and all interest earned on it must be paid to the Vendor and the parties must immediately direct the Stakeholder accordingly.

2.7   TERMINATION BY BUYER

      If Completion does not occur on the Completion Date due to a default by the Vendor or because a condition precedent in clause 2.2(b) ("directors' resolution - WAG"), clause 2.2(c) ("directors' resolution - Controlled Entities"), clause 2.2(d) ("officers' resignations") or clause 2.2(e) ("Pre-Sale Restructure") not having been satisfied or waived, then unless that default has been remedied within 10 Business Days of the Completion Date, the Buyer may terminate this agreement by 5 Business Days' notice to the Vendor. If termination occurs under this clause 2.7 ("Termination by Buyer"), then the Deposit and all interest earned on it must be paid to the Buyer and the parties must immediately direct the Stakeholder accordingly.

2.8   NO FAULT TERMINATION

      If Completion does not occur on the Completion Date for any reason (other than where clause 2.1(b) ("adverse notice"), clause 2.2(f) ("consent"), clause 2.3 ("Prohibition"), clause 2.6 ("Termination by Vendor") or clause
      2.7 ("Termination by Buyer") applies), then unless that reason has ceased to exist within 10 Business Days of the Completion Date, either party may terminate this agreement by 5 Business Days' notice to the other party. In that event, the Deposit and all interest earned on it must be paid to the Buyer and the parties must immediately direct the Stakeholder accordingly.

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2.9   EFFECT OF TERMINATION

      If this agreement is terminated under clause 2.3 ("Prohibition"), clause
      2.6 ("Termination by Vendor"), clause 2.7 ("Termination by Buyer") or clause 2.8 ("No fault termination"), then:

      (a) each party is released from its obligations to further perform the agreement other than in relation to clause 10.1 ("Legal costs") and those imposing on it obligations of confidentiality;

      (b) a party has no rights against any other party except its rights in respect of the Deposit and any accrued interest thereon as specified in clause 2.3 ("Prohibition"), clause 2.6 ("Termination by Vendor"), clause 2.7 ("Termination by Buyer") or clause 2.8 ("No fault termination"), respectively and waives its rights to make any other Claim against a party; and

      (c) the Buyer must return to the Vendor all documents and other materials in any medium in its possession, power or control which contain information relating to the Controlled Entities, Valandrid, CMS Financial and CMS Luxembourg, including the Records.

2.10  WAIVER OF CONDITIONS

      (a) Subject to paragraph (c), the conditions precedent in clause 2.1 ("Vendor's conditions precedent") may only be waived with the written agreement of the Vendor.

      (b) Subject to paragraph (d), the conditions precedent in clause 2.2 ("Buyer's conditions precedent") may only be waived with the written agreement of the Buyer.

      (c) The condition precedent set out in clause 2.1(b) ("adverse notice") will be taken to have been waived by the Vendor on 1 December 2004 if that condition precedent has not been satisfied or waived by 1 December 2004 and provided that all other conditions precedent have been satisfied or waived, the parties must proceed to Completion within 5 Business Days of that date.

      (d) The condition precedent set out in clause 2.2(f) ("consent") will be taken to have been waived by the Buyer on 1 December 2004 if that condition precedent has not been satisfied or waived by 1 December 2004 and provided that all other conditions precedent have been satisfied or waived, the parties must proceed to Completion within 5 Business Days of that date.

2.11  ACCESS TO RECORDS

      The Vendor agrees to allow the Buyer and its Representatives full and free access to the business premises and the Records and the Controlled Entities, on reasonable notice and at all reasonable times before the Completion Date. The Buyer agrees not to copy or remove any of the Records without the Vendor's consent before Completion.

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3     COMPLETION

3.1   TIME AND PLACE OF COMPLETION

      Completion will take place at the offices of Mallesons Stephen Jaques at
      10.00 am on the Completion Date at Level 60, Governor Phillip Tower, 1 Farrer Place, Sydney, New South Wales, or such other time and place as the Vendor and the Buyer agree.

3.2   ITEMS TO BE DELIVERED BY THE VENDOR ON COMPLETION

      (a)   At Completion, the Vendor will give to the Buyer:

            (i) (VERIFICATION CERTIFICATE) a Verification Certificate from the Vendor duly executed on its behalf by an Authorised Officer of the Vendor;

            (ii) (COUNSEL'S OPINION) a legal opinion from internal counsel of the Vendor as to the validity of execution of this agreement by the Vendor and as to the binding and enforceable nature of the obligations of the Vendor under this agreement (subject to usual qualifications and assumptions as to enforceability);

            (iii) (TRANSFERS OF SHARES) an executed transfer in favour of the
                  Buyer (or as it may direct) of the Shares, together with the share certificates for the Shares and any consents which the Buyer reasonably requires to obtain registration of those transfers;

            (iv) (RESIGNATIONS) a duly signed resignation of each of the Retiring Officers;

            (v) (CONDITIONS PRECEDENT) evidence that the condition in clause 2.1(b) ("adverse notice") has been satisfied or waived;

            (vi) (BANK AUTHORITY) duly completed bank authorities directed to the bankers of each Controlled Entity authorising the operation of each of its bank accounts by nominees of the Buyer and terminating the authority of each of the present signatories; and

            (vii) (RESOLUTIONS) each of the resolutions referred to in clause
                  2.2 ("Buyer's conditions precedent").

      (b) Where any of the items listed below are in the possession of the Vendor, the Vendor will give to the Buyer or otherwise make available to the Buyer at Completion:

            (i) (RECORDS AND COMMON SEAL) the records and the common seal (if any) of each Controlled Entity;

            (ii) (CHEQUE BOOKS) all cheque books of each Controlled Entity and a list of all bank accounts maintained by each Controlled Entity in its name; and

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            (iii) (TITLE DOCUMENTS) all documents of title relating to the ownership of a Controlled Entity or its assets.

      (c) The parties shall deliver at Completion the items required to be delivered by them under Annexure A ("Deliverables").

3.3   ITEMS TO BE DELIVERED BY BUYER ON COMPLETION

      At Completion, the Buyer will give to the Vendor:

      (a) (VERIFICATION CERTIFICATE) a Verification Certificate from the Buyer duly executed on its behalf by an Authorised Officer of the Buyer;

      (b)   (CONSENTS TO ACT) executed consents to act by the Incoming Officers;
            and

      (c) (CONDITIONS PRECEDENT) evidence that the conditions in clause 2.2 ("Buyer's conditions precedent") (other than clause 2.2(a) ("performance of covenants")) have been satisfied or waived.

3.4   PAYMENT ON COMPLETION

      At Completion the Buyer must make the payments to the Vendor in accordance with clause 4 ("Payment of Purchase Price") if the Vendor complies with clause 3.2 ("Items to be delivered by the Vendor on Completion").

3.5   SIMULTANEOUS ACTIONS AT COMPLETION

      In respect of Completion:

      (a) the obligations of the parties under this agreement are interdependent; and

      (b) all actions required to be performed and which are performed will be taken to have occurred simultaneously on the Completion Date.

      Completion does not occur unless all such actions required to be performed are so performed and the conditions precedent in clause 2.1 ("Vendor's conditions precedent") and clause 2.2(a) ("performance of covenants") continue to be satisfied or waived.

4     PAYMENT OF PURCHASE PRICE

4.1   DEPOSIT

      (a) On execution of this agreement, the Buyer agrees to pay to Commonwealth Bank of Australia as stakeholder ("STAKEHOLDER") A$11,000,000 as a deposit and part payment of the Purchase Price. Pending Completion, the Stakeholder will invest the Deposit at 24 hour call. On Completion, the Deposit and interest accruing on the Deposit is to be paid to the Vendor.

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      (b)   If Completion occurs, then the Deposit will be credited against the
            Purchase Price. Any interest paid to the Vendor is not part of the Purchase Price.

4.2   BALANCE AMOUNT

      (a) At Completion, the Buyer agrees to pay to the Vendor in New York (or as the Vendor directs) the US Dollar equivalent of the Balance Amount in immediately available funds without any set off, deduction or withholding unless:

            (i)   required by a Government Agency; or

            (ii)  on account of a cost payable by the Vendor under paragraph
                  (d).

      (b) At Completion the parties will unconditionally direct the Stakeholder to pay to the Vendor the Deposit, together with its entitlement to interest, determined in accordance with clause 4.1 ("Deposit").

      (c) The US Dollar equivalent of the Balance Amount shall be the average of the rates at which Citibank NA and JP Morgan Chase quote the Buyer as being the rate they would each convert 50% of the Balance Amount from Australian Dollars into US Dollars on the Completion Date.

      (d) The Vendor shall pay the Buyer, or the Buyer is entitled to set off or deduct prior to payment, the actual costs incurred by the Buyer of converting the Balance Amount from Australian Dollars into US Dollars.

4.3   ADJUSTMENT STATEMENT

      (a) As soon as possible but in any event within 60 days of Completion, the Buyer must prepare, or direct the preparation of, an Adjustment Statement, and deliver it to the Vendor.

      (b) The Vendor may make enquiries of the representatives of the Buyer in relation to the Adjustment Statement.

      (c) The Adjustment Statement will be final and binding on the parties, unless, and to the extent that, the Vendor notifies the Buyer of a dispute in relation to any one or more items within 60 days of receiving the Adjustment Statement.

4.4   ACCESS

      The Buyer must ensure that each Controlled Entity provides the Vendor, the Independent Expert, or any of their officers, employees, agents or advisors, with such reasonable access, assistance and facilities as the Vendor or the Independent Expert requires to review the Adjustment Statement. Each party will bear its own costs of preparing and reviewing the Adjustment Statement.

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4.5   CONTENTS OF ADJUSTMENT STATEMENT

      (a) The Adjustment Statement will show the change in each of the items particularised in schedule 7 ("Adjustment Amount") between the amount shown in the Last Accounts and the amount as at the close of business on the Completion Date ("ADJUSTMENT AMOUNT").

      (b)   As shown in that schedule, in respect of the following items:

            (i) the working capital calculations under part 1 of schedule 7 ("Adjustment Amount") shall exclude any adjustment on account of the HISmelt deferred revenue liability and any provisions for income tax, retention bonuses under any 2002 Retention Bonus Agreement and obligations under the SEMP, which are payable in connection with the occurrence of Completion; and

            (ii) the working capital calculations under part 2 of schedule 7 ("Adjustment Amount") shall exclude any adjustment on account of any provisions for income tax, WMC Deferred Revenue and current liabilities under the Facility Agreement but shall include any change in the outstanding balance of the loan under the Facility Agreement; and

            (iii) both of the working capital calculations under schedule 7
                  ("Adjustment Amount") shall exclude any costs or liabilities associated with the Pre-Sale Restructure; and

            (iv) both of the working capital calculations under schedule 7 ("Adjustment Amount") shall include the amount of the estimate of any Income Tax payments for SCP1, CMS GGT and the Australian Branch of the Trust which is agreed under clause 4.5(c) ("Contents of Adjustment Statement"); and

            (v) the working capital calculation under part 2 of schedule 7 ("Adjustment Amount") shall include an amount of $162,000 as an estimate of the liability of CMS GGT or CMS GTA referred to in clause 4.11(a) ("Further Adjustment"). To avoid doubt, that amount shall not be double counted in the Adjustment Amount (including by way of the making of a provision for an unpaid amount of such GST); and

            (vi) if Completion does not occur by 30 September 2004 due to the non-satisfaction of the condition precedent in clause 2.1(b) ("adverse notice"), then in respect of any period after 1 October 2004 until the date on which Completion occurs, the Vendor shall not benefit from 45% of the difference between the amount actually payable from WMC Resources Limited under that agreement in respect of that period and the amount which WMC Resources Limited would have been required to pay under that agreement had the tariffs payable by WMC Resources Limited been the A4 Tariff.

      (c) The agreed estimate in clause 4.5(b)(iv) shall be calculated in the following manner:

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            (i)   PricewaterhouseCoopers will first calculate an estimate of all of the Income Tax payable by CMS GGT and the Australian Branch of the Trust and the 45% of the Income Tax payable by SCP1 at the Last Balance Date and pro-rated to the Completion Date;
                  and

            (ii) the calculation by PricewaterhouseCoopers in clause 4.5(c)(i) must be approved by the parties,

            prior to Completion.

            To avoid doubt, the calculation approved by the parties under this paragraph (c) shall be conclusive and binding and is not subject to dispute resolution under clause 4.8 ("Disputes").

4.6   PREPARATION OF ADJUSTMENT STATEMENT

      The Adjustment Statement will be prepared:

      (a) in the same format (to the extent applicable) as the Last Accounts and on a basis consistent with the Last Accounts; and

      (b) in accordance with the same accounting policies, principles and practices as were applied in the preparation of the Last Accounts, applied on a consistent basis and on the presumption that each Target Entity continues as a going concern under the ownership of the Vendor; and

      (c)   to show, in accordance with the sample calculations set out in schedule 7 ("Adjustment Amount") (which are for the period between March 2004 and June 2004), the Adjustment Amount.

4.7   PAYMENT OF ADJUSTMENT AMOUNT

      Subject to clause 4.8 ("Disputes"), the difference between the Adjustment Amount and the Estimated WCA Amount will be paid by the Buyer to the Vendor (if the Adjustment Amount less the Estimated WCA Amount is a positive amount) or by the Vendor to the Buyer (if the Adjustment Amount less the Estimated WCA Amount is a negative amount) within 60 days of receipt of the Adjustment Statement unless disputed in accordance with clause 4.3(c) ("Adjustment Statement").

      An amount payable under this clause 4.7 ("Payment of Adjustment Amount") shall bear interest at the Interest Rate, which accrues daily on the amount of the payment for each day commencing on the Completion Date and ending on the date on which that amount is paid.

4.8   DISPUTES

      (a) If the Vendor and the Buyer do not agree on all (or part of) an item referred to in the Adjustment Statement within 30 days (or such longer period as they may mutually agree) of the Vendor notifying the Buyer under clause 4.3(c) ("Adjustment Statement") that it disputes that item, then either of them may within a further 14 days refer the disagreement to the Independent Expert with the request that

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            the Independent Expert make a decision on the disagreement as soon as practical after receiving any submissions from the Vendor and the Buyer. Those submissions must be made in writing within 30 days (or such other time as may be agreed) after the Independent Expert is appointed. A copy must be made available to each party.

      (b) The decision of the Independent Expert is, in the absence of manifest error, conclusive and binding on the parties for the purposes of determining the amount payable in respect of the relevant item (or part of it) in determining the Adjustment Amount payable under this agreement.

      (c) If this clause 4.8 ("Disputes") applies in respect of all or part of any item referred to in the Adjustment Statement, then the amount to be paid under clause 4.7 ("Payment of Adjustment Amount') shall exclude the item (or the relevant part of it) in dispute. Payment in respect of that item (or the relevant part of it) together with interest on that payment shall be made within 7 days after the Independent Expert's report under this clause 4.8 ("Disputes") has been delivered.

      (d) A payment under paragraph (c) shall bear interest at the Interest Rate, which accrues daily on the amount of the payment for each day commencing on the Completion Date and ending on the date on which that amount is paid.

      (e) The Vendor and the Buyer agree to share the fees, costs and expenses of the Independent Expert in inverse proportion to the extent to which their respective positions are sustained (for example, if the Vendor's position is 100% sustained, it shall bear none of the fees, costs and expenses of the Independent Expert).

      (f) The Independent Expert will be appointed as an expert and not as an arbitrator. The procedures for determination are to be decided by the Independent Expert in its discretion.

4.9   METHOD OF PAYMENT

            Each payment (other than the Deposit) referred to above in this clause 4 ("Payment of Purchase Price") must be made by telegraphic transfer to a bank account or bank accounts notified by the Vendor to the Buyer at least 3 days prior to Completion or by such other method agreed by the parties.

4.10  DISTRIBUTIONS

            The Vendor may cause the board of directors of any one or more of the Controlled Entities (other than the Australian branch of the Trust), on a day not later than the day before the Completion Date, to pay a dividend or return of principal, income or capital to their respective shareholders or beneficiaries or to make principal or interest payments on any outstanding loan. Those Controlled Entities may pay that dividend, return or principal, income or interest payment immediately before Completion.

            Except if that payment is made in order to implement the Pre-Sale Restructure, the Vendor agrees to give the Buyer at least 2 Business Days'

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            prior notice specifying its intention to make each such payment and the details of the payor, payee, the amount and nature of the payment.

4.11  FURTHER ADJUSTMENT

      (a) If the amount of GST (net of any corresponding input tax credit) payable by CMS GGT or CMS GTA to the Australian Taxation Office in respect of services provided under the commercial services agreement between CMS GGT and the GGT Joint Venture prior to Completion and any penalties or interest in respect of that liability:

            (i) exceeds A$162,000, then the Vendor shall pay the Buyer the amount of the excess; and

            (ii) is less than A$162,000, then the Buyer shall pay the Vendor the difference between A$162,000 and the amount which is payable to the Australian Taxation Office.

      (b) If the amount is due to the Australian Taxation Office on or prior to the date on which the Adjustment Amount is payable, then a payment required under this clause 4.11 ("Further adjustment") shall be off-set against or added to (as the case may be) the payment of the Adjustment Amount under clause 4.7 ("Payment of Adjustment Amount").

      (c) If the amount is due to the Australian Taxation Office after the date on which the Adjustment Amount is payable, then the party required to make the payment under this clause 4.11 ("Further adjustment") shall make that payment within 10 Business Days of the date on which the amount is payable to the Australian Taxation Office.

      (d) The Buyer agrees to notify the Vendor of the date on which such an amount is payable to the Australian Taxation Office, and of the amount of that payment.

4.12  HISMELT ADJUSTMENT

      (a) The Vendor agrees to reimburse the Buyer for any costs (other than internal labour costs or internal project management fees) incurred by CMS GTA in constructing and commissioning the HISmelt lateral in excess of A$1,500,000 (excluding GST).

      (b) Any amount payable by the Vendor under paragraph (a) shall be taken into account in the determination of the Adjustment Amount under clause 4.7 ("Payment of Adjustment Amount").

5     DEALINGS BEFORE COMPLETION

5.1   GENERAL COVENANTS

      Until the Completion Date, the Vendor shall ensure that each Controlled
      Entity:

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      (a)   (BUSINESS) operates its business in accordance with is usual business practices and so as to comply materially with all applicable laws and codes;

      (b) (ADVERSE EVENTS) promptly notifies the Buyer of any action or materially adverse event which may occur, be threatened in writing, brought, asserted or commenced in writing against it, its officers or directors, involving its business or assets (including the Shares or the Trust Interests), for an amount exceeding A$100,000;

      (c) (BUSINESS RELATIONSHIPS) uses its commercially reasonable efforts to preserve intact its current business relationships;

      (d) (INSURANCES) maintains (and where necessary uses reasonable efforts to renew) each of the insurance polices referred to in the Disclosed Information and promptly notifies the Buyer if any renewal proposal is not accepted by the relevant insurer;

      (e) (TAX, FEES AND CHARGES) pays when due all Taxes (excluding, to avoid doubt, any Taxes which become due in relation to the Pre-Sale Restructure), fees and charges; and

      (f)   (CONSTITUTIONS) does not breach its constituent documents.

5.2   NEGATIVE COVENANTS

      Until the Completion Date, the Vendor shall ensure that each Controlled Entity does not, without the prior written consent of the Buyer (which consent shall not be unreasonably withheld or delayed):

      (a) (ASSET ACQUISITION AND DISPOSAL) acquire or dispose of any assets other than in the normal course of its business and arm's-length terms (other than, in the case of WAG, to the extent necessary to transfer the Non-Sale Assets of WAG to the Vendor or a Related Body Corporate of the Vendor);

      (b)   (SECURITY INTERESTS) grant Security Interests over any assets;

      (c) (MATERIAL CONTRACTS) enter into, or amend in a material respect, or terminate, any Material Contract including any agreement relating to the Shares or the Trust Interests, or enter into (or make any binding offer to enter into) any other obligation which is not in the ordinary course of business;

      (d) (EMPLOYMENT CONTRACTS) enter into any material employment contract, or renew or amend any existing material employment contract (including superannuation benefits) which is inconsistent with the information provided to the Buyer in the Disclosed Information or offer any redundancy or terminate or encourage the resignation of any employee, except in accordance with current personnel practices or for good cause;

      (e)   (TAX) settle or compromise any disputed or contested Tax liability;

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      (f)   (ACCOUNTING PRACTICES) make any change in accounting methods, principles or practices used by it except if required by a change in the Accounting Standards;

      (g) (FORGIVENESS OF DEBT) cancel any indebtedness for money owed to it, or waive any claim or right having a value in excess of A$100,000 (other than, in the case of WAG, in connection with the transfer of the Non-Sale Assets of WAG to the Vendor or a Related Body Corporate of the Vendor);

      (h) (LEASES) lease, licence or otherwise dispose of any of its assets, except in the ordinary course of business consistent with past practices and at fair value;

      (i) (SETTLEMENT OF CLAIMS) settle any claim, action or proceeding for an amount in excess of A$100,000;

      (j) (CAPITAL EXPENDITURE) make any capital expenditure in excess of A$100,000 in the aggregate, other than:

            (i) in accordance with proposed capital expenditure which has been disclosed to the Buyer in the Disclosed Information;

            (ii)  as required by law; or

            (iii) in the case of any emergency;

      (k) (DEBT) raise any new financial accommodation (but this does not prevent the use of existing facilities, in the ordinary course of business);

      (l) (INSURANCE) materially modify any existing insurance policy in a manner which adversely affects the level of coverage of a Controlled Entity, its business or assets; and

      (m)   (CORPORATE ACTIONS) does not:

            (i) increase, reduce or otherwise alter its share capital or grant any options for the issue of shares or other securities;

            (ii) declare or pay a dividend, other than a cash dividend which is permitted under clause 4.10 ("Distributions") (other than, in the case of WAG, in connection with the transfer of the Non-Sale Assets of WAG to the Vendor or a Related Body Corporate of the Vendor);

            (iii) make a distribution or revaluation of assets (other than, in the case of WAG, in connection with the transfer of the Non-Sale Assets of WAG to the Vendor or a Related Body Corporate of the Vendor);

            (iv)  buy back shares in its own capital; or

            (v) alter its constitution or the Trust Deed as that document is in force and effect as at the date of this agreement,

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      except, in each case, to the extent contemplated by, or required to give effect to a provision of, this agreement.

5.3   RELEASE OF SEMP

      On or prior to the Completion Date, the Vendor undertakes to procure that CMS GTA is discharged from all of its obligations under the SEMP which have accrued in the period up to and including the Completion Date.

5.4   RETENTION BONUS AGREEMENTS

      On or prior to the Completion Date, the Vendor undertakes to procure that CMS GTA is discharged from all of its obligations under the Retention Bonus Agreements which have accrued in the period up to and including the Completion Date.

5.5   MATERIAL ADVERSE EVENT - PARMELIA

      (a) If a Material Adverse Event occurs prior to Completion, then the Buyer will not be excused from its obligation to Complete, but may, not later than 5 Business Days' after the occurrence of that event give the Vendor a notice requiring the Vendor to make one of the elections set out in paragraph (b).

      (b) If the Buyer gives a notice in accordance with paragraph (a), then after consultation with the Buyer, the Vendor must, by notice given not later than 5 Business Days' after receiving the notice from the Buyer under paragraph (a), make one of the following elections in its sole discretion:

            (i) the Vendor, may at its own cost, reinstate the Parmelia pipeline (including the Dongara gas plant) to overcome the effects of the Material Adverse Event within a reasonable period having regard to the nature of the Material Adverse Event after that notice and indemnify the Buyer and CMS GTA, for an amount up to A$5,000,000 (or such lesser amount agreed by the Buyer and the Seller) for any actual costs of the Buyer or CMS GTA associated with complying with any public inquiry or defending any departmental prosecution or criminal proceeding against CMS GTA or any of its officers, employees or consultants as a result of the Material Adverse Event; or

            (ii) the Vendor may elect to indemnify the Buyer and CMS GTA, for an amount up to A$5 million (or such lesser amount agreed by the Buyer and the Seller), for:

                  (A) the actual costs incurred by the Buyer or CMS GTA (net of insurance proceeds received by the Buyer or CMS GTA) in reinstating the Parmelia pipeline (including the Dongara gas plant) to overcome the effects of the Material Adverse Event; and

                  (B) any actual costs of the Buyer or CMS GTA associated with complying with any public inquiry or defending

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                        any departmental prosecution or criminal proceeding
                        against CMS GTA or any of its officers, employees or consultants as a result of the Material Adverse Event.

      (c) The Vendor may at any time by reasonable notice to the Buyer require the verification and independent audit of the amounts payable by the Vendor under that paragraph. The Vendor shall bear the cost of that verification and audit unless the verification or audit demonstrates that the amounts claimed by the Buyer under that paragraph were materially incorrect.

5.6   PRE-SALE RESTRUCTURE

      The Vendor agrees to keep the Buyer regularly informed on the progress of the Vendor's application to the Foreign Investment Review Board in relation to the Pre-Sale Restructure.

6     CONDUCT AFTER COMPLETION

6.1   PROHIBITION ON USE OF A VENDOR'S NAME

      The Buyer acknowledges that it and, from Completion, the Target Entities, will have no right in or to, or to use, the name "CMS" except for the sole purpose of representing that the Buyer and the Target Entities are successors to the Vendor. The Buyer must:

      (a) from Completion, not use any trading name, business name, company name, logo, mark or domain name containing or consisting of the name CMS in any document;

      (b) subject to paragraph (c) as soon as practical, and no later than 30 days after Completion, ensure that none of the trading names, business names, company names, logos, marks or domain names used in connection with the business of any Target Entity consist of or contain the name CMS; and

      (c) no later than 90 days after Completion, ensure that no sign on or related to any of the premises used in connection with the business of any Target Entity displays or contains the name CMS.

6.2   EXCLUSION OF DIRECTORS FROM LIABILITY

      From Completion the Buyer will ensure that each Target Entity does not take any action or proceeding or make any claim, demand, suit, proceeding, action or cause of action against any of the present or former directors, officers or employees of a Target Entity, the Vendor or any of its Related Bodies Corporate in respect of any act or omission on the part of such director, officer or employee before Completion or relating to any financial or other information approved or provided by the director, officer or employee before Completion, other than any matter arising from the wilful misconduct or dishonesty of that director, officer or employee or a breach of duties by that director, officer or employee. The Buyer acknowledges that this clause 6.2

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      ("Exclusion of directors from liability") is for the benefit of those directors, officers and employees, and is held on trust for them by the Vendor.

6.3   ACCESS TO INFORMATION

      If, at any time following the Completion Date, the Vendor requires access to the Information, any executives, officers or employees of any Target Entity in connection with:

      (a)   the preparation of any annual or financial report;

      (b) the preparation of Tax or Relevant Tax returns for each Target Entity, the Vendor and its Related Bodies Corporate;

      (c) any Tax or Relevant Tax audit of a Target Entity, the Vendor or its Related Bodies Corporate;

      (d)   any Claim referred to in clause 6.4 ("Retained Potential Claims");
            or

      (e)   any Claim made under the Vendor Warranties,

      then on reasonable notice from the Vendor, the Buyer must, and must procure that the Target Entities will:

      (f) supply to the Vendor, or its nominated representative, copies of such Information (at the cost of the Vendor); and

      (g) provide the Vendor or its nominated representative with full and free access to such Information and executives, officers and employees and allow copies to be taken of that Information as the Vendor or its representative considers appropriate.

6.4   INFORMATION HELD BY VENDOR

      If, at any time following the Completion Date, the Buyer requires access to any Information held by the Vendor or its Related Bodies Corporate in relation to any Target Entity for the purposes of the tax affairs of the Buyer or any of the Target Entities or for any other purpose associated with the proper administration or the business activities of the Controlled Entities, the Vendor will:

      (a) supply to the Buyer, or its nominated representative, copies of such Information (at the cost of the Buyer); and

      (b) provide the Buyer or its nominated representative with full and free access to such Information and allow copies to be taken of that Information as the Buyer or its representative considers appropriate.

6.5   PRESERVATION OF INFORMATION

      Each party shall take reasonable and customary steps to preserve the Information of the Target Entities held by it after Completion.

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6.6   ACCOUNTING ASSISTANCE

      Following Completion, and by not later than 31 October 2004, the Buyer will provide Vendor with a copy of the Australian GAAP audited consolidated financial statements of SCP1 for the period ended June 30 2004. These financial statements shall be audited in accordance with US GAAS and will be accompanied by a narrative description of the differences between Australian GAAP and US GAAP for SCP1. The actual cost (as evidenced by bill of payment) of the US GAAS audit and the preparation of the narrative description of the differences between Australian GAAP and US GAAP for SCP1 will be reimbursed by the Vendor to the Buyer. The Buyer also agrees that the Vendor may use any financial information, including the audited financial statements for the period ended 30 June 2004 during the time that SCP1 was owned by the Vendor, for inclusion in the filings which the Vendor makes to the US Securities Exchange Commission.

6.7   CONNECTION TO CMS SERVER

      The Buyer acknowledges that the Vendor and its Related Bodies Corporate may, with effect from Completion, disconnect the address book server connection which currently links the electronic address books of CMS GTA to the electronic address books of the Vendor and its Related Bodies Corporate.

7     EMPLOYEES

      Schedule 4 ("Employees") contains a list of all employees of each of the Controlled Entities as at the date of this agreement.

8     SUPERANNUATION

8.1   SUPERANNUATION

      The Vendor agrees to do everything reasonably required by the Buyer to put the Buyer or its nominee in the same position at Completion as regards control of or influence over the administration of each Fund as the Vendor is in on the date of this agreement.

8.2   RECORDS

      The Vendor agrees to ensure that both before and after the Completion Date the Buyer and any actuary appointed by it are provided with all records and information within the possession or control of the Vendor which they may require (including detailed information about each of the members and their participation in each Fund) in order to verify the correctness of any calculations or values to be ascertained for the purposes of this agreement, and to enable the Buyer to take over responsibility for and administer superannuation arrangements for members. This obligation extends to any records, information or systems which are recorded, maintained or otherwise dependent on any computerised or similar system or service.

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9     WARRANTIES AND REPRESENTATIONS

9.1   WARRANTIES BY ALL PARTIES

      Each party represents and warrants to each other party that:

      (a) (INCORPORATION AND EXISTENCE) it has been incorporated in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

      (b) (POWER) it has power to enter into this agreement and comply with its obligations under it; and

      (c) (NO CONTRAVENTION OR EXCEEDING POWER) this agreement and the transactions under it which involve it do not:

            (i)   contravene its constituent documents (if any); or

            (ii) contravene any law or obligation by which it is bound or to which any of its assets are subject; or

            (iii) cause a limitation on its powers or the powers of its directors to be exceeded; and

      (d) (VALIDITY OF OBLIGATIONS) its obligations under this agreement are valid and binding and are enforceable against it in accordance with their terms; and

      (e) (NOT A TRUSTEE) unless noted as a trustee or responsible entity in the Details, it does not enter into this agreement as trustee; and

      (f) (AUTHORISATIONS) it has full force and effect any authorisations, approvals or consents necessary for it to enter into this agreement, to comply with its obligations and exercise its rights under it and to allow them to be enforced; and

      (g) (SOLVENCY) after giving effect to the transactions contemplated under this agreement, there are no reasonable grounds to suspect that it is unable to pay its debts as and when they become due and payable; and

      (h) (LITIGATION) except for the proceedings commenced by Integrum Energy in Michigan, USA on 17 July 2003, there is no current, pending or threatened proceeding affecting it or any of its assets before a court, authority, commission or arbitrator which would have a material adverse effect on its ability to perform its obligations under this agreement; and

      (i) (NO INSOLVENCY EVENT) no Insolvency Event has occurred or has been threatened against it and it is able to pay its debts when they are due to be paid.

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9.2   WARRANTIES BY BUYER

      The Buyer represents and warrants to the Vendor that:

      (a) (ACQUISITION IS AN INVESTMENT) it is acquiring the Sale Assets as an investment for its own benefit and not with a view to any on sale or transfer of the Sale Assets to a third party; and

      (b) (GOVERNMENT AGENCY AUTHORISATIONS) it has in full force and effect any consents, approvals or authorisations required from a Government Agency to enter into this agreement, to comply with its obligations and exercise its rights under it and to allow them to be enforced; and

      (c) (NO CONTRAVENTION) this agreement and the transactions under it which involve it do not contravene any security or document to which the Buyer or the Buyer Guarantor is a party, authorisation, licence or any other restriction; and

      (d) (FINANCIAL CAPABILITY) it has the financial capability to purchase the Sale Assets on the terms and conditions set out in this agreement and will have such capability on the Completion Date.

9.3   WARRANTIES BY THE VENDOR

      The Vendor gives the representations and warranties to the Buyer set out in schedule 2 ("Warranties by Vendor") as at the date of this agreement and the Vendor acknowledges that in entering into this agreement, the Buyer is relying on the Vendor Warranties.

9.4   WARRANTIES CORRECT AND NOT MISLEADING

      (a)   The Vendor represents and warrants to the Buyer; and

      (b)   the Buyer represents and warrants to the Vendor,

      that, subject to this agreement, each of the warranties given by it is correct and not misleading in any material respect on the date of this agreement and will be correct and not misleading in any material respect at the Completion Date, as if made on and as at each of those dates.

9.5   DISCLOSURE

      The Vendor Warranties are qualified by:

      (a) the matters disclosed in this agreement, the Disclosed Information, any information available on a public register in Australia or the Cayman Islands on the date of this agreement and the Disclosure Letter; and

      (b) any fact, matter or circumstance which was known to the Buyer as at the date of this agreement; and

      (c) any fact, matter or circumstance which was generally known in the gas industry as at the date of this agreement and as a result any

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            purchaser of the Sale Assets would know that fact, matter or circumstance,

      and the Buyer cannot claim that any fact, matter or circumstance causes:

      (a)   any damage or loss to the Buyer or a Target Entity; or

      (b)   the Vendor Warranties to be false or misleading; or

      (c)   the Vendor Warranties to be breached,

      if the fact, matter or circumstance is disclosed in this agreement, the Disclosed Information, any information available on a public register in Australia or the Cayman Islands on the date of this agreement or the Disclosure Letter provided that in relation to any fact, matter or circumstance disclosed in the Disclosed Information, the Disclosed Information fairly discloses that fact, matter or circumstance having regard to the context in which the information is disclosed.

9.6   SEPARATE WARRANTIES

      Each Vendor Warranty is to be treated as a separate and independent representation and warranty. The interpretation of any statement made may not be restricted by reference to or inference from any other statement or provision of this agreement, except to the extent expressly provided to the contrary in this agreement.

9.7   BUYER'S ACKNOWLEDGEMENTS

      The Buyer acknowledges and agrees that:

      (a) (NO OTHER REPRESENTATIONS) in entering into this agreement and in proceeding to Completion, the Buyer (or any person acting on its behalf) relies on the Vendor Warranties and does not rely on any other representation, warranty, inducement, statement, disclosure, condition (whether express or implied) or other conduct which may have been made by or on behalf of the Vendor or a Target Entity, or by or on behalf of any other person, whether in relation to the sale of the Sale Assets or otherwise;

      (b) (EXCLUSION OF OTHER TERMS) except as provided in the Vendor Warranties or expressly under this agreement, all terms, conditions, warranties and statements, whether express, implied, written, oral, collateral, statutory or otherwise, are excluded, and the Vendor disclaims all liability in relation to them, to the maximum extent permitted by law;

      (c) (BUYER HAS RELIED ON ITS OWN ENQUIRIES) subject to the requirements of the Vendor in relation to confidentiality and to the protocols (as amended) for the operation of the Data Room which were binding on the Buyer, the tender sale process leading to the execution of this agreement was conducted on the basis that the participants, including the Buyer, were required to rely on their own enquiries and investigations during that process, and it has had the opportunity to make and has made reasonable enquiries and investigations in

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            relation to all matters material to it and has, having regard to the
            Vendor Warranties, satisfied itself in relation to the matters arising from those enquiries and investigations;

      (d) (CLAIMS) it agrees not to make and waives any right it may have to make any claim against the Vendor, a Target Entity or any of their respective officers, employees, agents or advisors under section 52 of the Trade Practices Act 1974 (Cth), or any corresponding or similar provision of any state or territory legislation or any similar provision of any legislation in any relevant jurisdiction or any other applicable laws, unless it is based solely on and limited to the regime contemplated by this agreement;

      (e) (RELEASE FROM CLAIMS) except for the Vendor's obligations under the Vendor Warranties, by this agreement the Buyer releases and shall procure that the Buyer's Affiliates release, the Vendor, each Target Entity and their respective officers, employees, agents and advisors, from all claims, demands, obligations or liabilities whether in tort (including negligence), statute, contract or otherwise which it has or may have after the date of this agreement which arise out of the negotiations for and subject matter of this agreement or agreements entered into by the Vendor, the Target Entities and the Buyer under or pursuant to this agreement, other than as may be provided for in this agreement or agreements entered into by the Vendor, the Target Entities and the Buyer under or pursuant to this agreement;

      (f) (KNOWLEDGE AND EXPERIENCE) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Sale Assets;

      (g) (FORWARD LOOKING FORECASTS) the Vendor Warranties do not apply to any forward looking statements, financial forecasts, projections, opinions of future performance or statements relating to prospects of the Target Entities or the pipeline industry that have been provided by a Vendor, any Target Entity or any of their respective representatives. No warranty is given or representation that any such financial forecast, projection, opinion or statement will be met or achieved. Any such information that has been provided to the Buyer was provided for information purposes only.

9.8   BREACH OF VENDOR WARRANTIES PRIOR TO COMPLETION

      (a) If prior to Completion, the Buyer or any Affiliate of the Buyer becomes aware of any fact, matter or circumstance which in the Buyer's reasonable opinion might give rise to a Claim under the Vendor Warranties, then the Buyer must give notice to the Vendor of such breach or inaccuracy ("NOTICE OF BREACH") promptly upon becoming aware of that fact, matter or circumstance.

      (b) To avoid doubt, the Buyer may not take action in respect of a Claim under the Vendor Warranties unless it has given a Notice of Breach in accordance with paragraph (a).

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      (c)   The Buyer and the Vendor agree and acknowledge that neither party is entitled to rescind or terminate this agreement for a breach of any of the Vendor Warranties.

9.9   CLAIMS PROCEDURE

      If, at any time after Completion, the Buyer becomes aware of any fact, matter or circumstance in which the Buyer may seek to make a claim against the Vendor for any breach of a Vendor Warranty, then:

      (a) (NOTICE TO VENDOR) the Buyer will give notice in writing to the Vendor, including details of the fact, matter or circumstance giving rise to the breach, the nature of the breach and the Buyer's calculation of the loss suffered and any other further related information of which the Buyer, any Related Body Corporate of the Buyer or Agility Management Pty Ltd becomes aware, as soon as reasonably practical but in any event within 75 days of the date on which it, that Related Body Corporate or Agility Management Pty Ltd became aware of that fact, matter or circumstance;

      (b) (MITIGATION) the Buyer must take reasonable steps to mitigate any loss that may give rise to a claim against the Vendor for breach of a Vendor Warranty;

      (c) (FAILURE BY BUYER TO GIVE NOTICE) if the Buyer does not give notice of a fact, matter or circumstance when required under paragraph (a), then the Buyer waives its rights in respect of any Loss suffered by the Buyer as a result of a Vendor Warranty being incorrect;

      (d) (WHERE VENDOR MAY DEFEND) if the alleged breach of warranty arises in respect of a claim made against a Target Entity, then the Buyer shall ensure that the Vendor may at its option and at its cost (and at no cost to the Target Entity or the Buyer), in the name of the Target Entity, prosecute or defend any proceedings relating to the claim. The Vendor shall conduct the proceedings in consultation at all times with the Buyer, and so that the reputation of the Target Entity is not harmed in any material way;

      (e) (NO PAYMENT OR ADMISSION BY BUYER) if the alleged breach of warranty arises in respect of a claim made against a Target Entity and the Vendor has elected under paragraph (d) to prosecute or defend any proceedings relating to the claim, then the Buyer will ensure that neither it, nor a Target Entity, nor any Affiliate of the Buyer, without the prior written consent of the Vendor, makes any payment (unless the last date for making a payment required by law has occurred) or admission to a third party, or takes any other step which may in any way prejudice the defence of any claim made against a Target Entity or the reduction of the liability of a Target Entity under such a claim, or prejudice the prosecution of any claim by a Target Entity.

            Except in the case of a payment, the Vendor will not unreasonably withhold its consent, unless the Vendor has assumed that prosecution or defence of the proceedings relating to the claim under clause 9.9(d) ("where Vendor may defend").

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            In the case of a payment, the Vendor may not withhold its consent if each of the following conditions is satisfied:

            (i)   the Buyer has notified the Vendor of the proposed payment; and

            (ii) the payment is required to enable the Buyer to comply with its obligations under paragraph (b) ("mitigation"); and

            (iii) the Vendor reasonably considers that its interests will not be prejudiced if the payment is made;

      (f) (BUYER TO TAKE ACTION) at the expense and direction of the Vendor, and subject to the Vendor indemnifying the Buyer in respect of taking such action, the Buyer must procure that the Target Entities take such action (including legal proceedings) as the Vendor may require to avoid, dispute, defend, appeal or compromise the claim and any adjudication of it;

      (g) (ACCESS) if the Vendor elects to defend a claim under clause 9.9(d) ("Where the Vendor may defend"), without limiting clause 6.3 ("Access to information"), give the Vendor and their professional advisors reasonable access to the Target Entities' personnel, premises, relevant chattels, accounts, documents, correspondence, information and records within the power, possession or control of the Controlled Entities, and use all reasonable endeavours to do the same in respect of the Non-controlled Entities, to enable the Vendor and its professional advisors to examine those items and to take copies or photographs of them at the Vendor's expense; and

      (h) (WHERE BUYER MAY DEFEND) paragraphs (a) and (d) of this clause do not apply if the amount of a Loss in respect of which the Buyer makes or may seek to make a claim is below the level at which the Vendor must bear the Loss under clause 9.12 ("Threshold for Vendor Warranty claims"). In that case, the Buyer may control the defence or prosecution of the claim, but will consult with the Vendor in doing so.

9.10  RESTRICTIONS ON LIABILITY

      Despite anything to the contrary contained in this agreement, the Vendor will not be liable for any Claims:

      (a) (INSURANCE) to the extent that the Buyer Group is entitled to claim an indemnity against any loss or damage suffered arising out of the breach or claim under the terms of any insurance policy of or applicable to the Buyer Group (or would have been so entitled if the Buyer Group had maintained to force policies that existed at Completion). Nothing in this paragraph limits the Buyer's entitlement to make a claim for any breach of any Vendor Warranty or to commence legal proceedings in respect of the claim;

      (b) (BUYER'S AWARENESS) if the Buyer, any of its Affiliates or Agility Management Pty Ltd (in its capacity as agent for the Buyer in the

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            conduct of due diligence) are, prior to Completion, aware of the matter giving rise to the Claim. For this purpose, the Buyer will be deemed to have knowledge of those matters disclosed in the Disclosed Information and any information available on a public register in Australia or the Cayman Islands on the date of this agreement;

      (c) (BUYER CEASES TO OWN SALE ASSETS) if the Buyer or any wholly-owned subsidiary of the Buyer ceases at any time after Completion to own the Sale Assets to which the Claim relates;

      (d) (BUYER'S OWN ACTIONS) to the extent that the Claim is as a direct result or consequence of any voluntary act, omission, transaction or arrangement of or on behalf of the Buyer after Completion;

      (e) (LOSS ONLY COMPENSATED ONCE) to the extent that the Buyer has recovered the same loss under any provision of this agreement or any other document referred to in this agreement or the Disclosed Information;

      (f) (BUYER OTHERWISE COMPENSATED) to the extent that the subject of the Claim has been or is made good or is otherwise compensated for without cost to the Buyer;

      (g) (LAST ACCOUNTS) to the extent that the matter in respect of which the Claim is made is accurately accrued, provided for or otherwise reflected in the Last Accounts;

      (h) (LEGISLATION) to the extent that the Claim is as a result of or in respect of, or where the Claim arises from any act, matter, omission, transaction or circumstance which would not have occurred but for any legislation not in force at the date of this agreement or any change of any law or administrative practice of any governmental agency, including any such legislation or changes which take effect retrospectively or any increase in the rates of Taxes liable to be paid or any imposition of Tax not in effect at the date of this agreement;

      (i) (LABOUR DISPUTES) to the extent that any labour dispute, strike or work stoppage arises from or is connected with the sale or proposed sale of the Sale Assets, or the Buyer not offering employment or engagement (as required by this agreement) or terminating the employment or engagement of one or more employees;

      (j) (COMPANY RESTRUCTURE) to the extent that the breach, or the damage (if any) flowing from the breach, would not have arisen but for any restructure or change in ownership of WAG after Completion or any change in the accounting or Tax policies of WAG after Completion. However, this does not apply to a change in the Tax policy of WAG where the Buyer is able to satisfy the Vendor, or failing that, an Independent Expert, that the Tax policy adopted by WAG prior to Completion was incorrect.

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9.11  TIME LIMIT FOR VENDOR WARRANTY CLAIMS

      The Vendor is not liable for, and the Buyer may not claim for, any Loss suffered by the Buyer resulting from, a Vendor Warranty being incorrect unless reasonable details of the claim have been given to the Vendor in writing within:

      (a) in respect of the Vendor Warranties listed in schedule 2 ("Warranties by Vendor") (except those Vendor Warranties referred to in paragraph (b) of this clause 9.11 ("Time limit for Vendor Warranty claims"), 14 months after the Completion Date; and

      (b)   in respect of the Vendor Warranties listed in part L ("Taxation") of schedule 2 ("Warranties by Vendor"), 5 years after the Completion Date.

9.12  THRESHOLD FOR VENDOR WARRANTY CLAIMS

      The Vendor is not liable for, and the Buyer may not claim for, any Loss suffered by the Buyer resulting from a breach of the Vendor Warranties unless the amount of the Loss (before the application of clause 9.18 ("Later recoveries - tax"):

      (a)   exceeds A$250,000 in respect of a particular matter; and

      (b) exceeds A$1,000,000 in aggregate in respect of all matters referred to in paragraph (a).

9.13  EFFECT OF PAYMENT

      If a payment is made for a breach of any Vendor Warranty, the payment is to be treated as an equal (that is, dollar for dollar) reduction in the Purchase Price of the Sale Assets to the extent that the claim is directly attributable to the Sale Assets.

9.14  LIMIT OF VENDOR LIABILITY

      The maximum aggregate liability of the Vendor for all Loss (including in respect of the Vendor Warranties, but excluding, to avoid doubt, all Loss in respect of the indemnities given in clause 9.22 ("Tax indemnity")) is A$20,000,000.

9.15  THIRD PARTY CLAIMS

      (a) If, pursuant to clause 9.9(d) ("where Vendor may defend"), the Vendor advises the Buyer that it does not wish to assume the conduct of the defence of a third party claim, the Buyer will:

            (i) liaise with the Vendor in relation to the defence of that claim; and

            (ii) provide the Vendor with reasonable access to a copy of any notice, correspondence or other document relating to that claim; and

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            (iii) ensure that it does not or does not cause to be done anything in relation to the claim which compromises or prejudices the Vendor's rights under this clause 9.15(a) ("Third party claims").

      (b) Nothing in this clause 9.15 ("Third party claims") shall require the Buyer, acting reasonably, to allow the Vendor to have access to anything which:

            (i) is the subject of legal privilege if the Buyer's counsel is of the legal opinion that such access would deprive it of that privilege; or

            (ii) has been prepared for the purpose of, or in contemplation of, Buyer making a claim against the Vendor under this agreement.

9.16  INSURANCE

      (a) From the Completion Date until the date which is 14 months after the Completion Date, the Buyer must ensure that each Target Entity maintains in respect of the Sale Assets the same classes of insurance and the same levels of insurance, as maintained by all Target Entities in respect of the Sale Assets or the assets or business of a Controlled Entity immediately prior to Completion. The Buyer indemnifies and will keep indemnified the Vendor against any liability incurred by the Vendor in connection with or in consequence of or arising out of any breach or default by the Buyer of its obligation under this clause.

      (b) If and to the extent that a Target Entity is covered by an insurance policy held by the Vendor or any Affiliate of the Vendor (other than an Affiliate who is also a Target Entity) at any time prior to the Completion Date and that Target Entity has made a claim under that policy prior to the Completion Date, or is entitled to make a claim under that policy in respect of an insured event which occurred prior to the Completion Date, and in each case, that claim is still outstanding as at the Completion Date, then the following procedure shall apply in respect of that claim and that policy:

            (i) subject to paragraph (ii), the Vendor and its Affiliates shall continue to administer, adjust, settle and pay that claim, on behalf of that Target Entity (including all costs necessary to settle that claim, including compensatory, medical, legal and other allocated expenses, net of insurance proceeds);

            (ii) the Vendor shall obtain the consent of the Buyer before adjusting, settling or paying any claim of an amount greater than US$100,000 (or its equivalent in another currency);

            (iii) the Vendor shall permit the Buyer to join the Vendor in any settlement negotiations with claimants, insurers or insurance adjusters in relation to that claim; and

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            (iv)  if that claim exceeds a deductible or self-insured retention under that policy and the Vendor has made a payment under sub-paragraph (ii), the Vendor shall be entitled to the benefit of any insurance proceeds which may be available to discharge any portion of that claim.

9.17  ACT OR OMISSION AFTER COMPLETION

      The liability of the Vendor in respect of any claim under the Vendor Warranties shall be reduced to the extent that the claim arises as a result of or in connection with any act or omission after Completion by the Buyer or a Target Entity.

9.18  LATER RECOVERIES - TAX

      (a) At the time of the Vendor making a payment to the Buyer pursuant to a claim under the Vendor Warranties, the Buyer must notify the Vendor of whether the fact, matter or circumstance to which the Vendor Warranty claim related would result in a reduction in Tax payable by the Buyer or its Related Bodies Corporate and the date on which the Buyer expects the benefit will be received ("TAX DEDUCTION DATE").

      (b) Together with the notice under paragraph (a), the Buyer shall provide the Vendor with a certificate from the Buyer's auditor which confirms that:

            (i) the Buyer's expectation in paragraph (a) is reasonable, based on the Buyer's and its Related Bodies Corporate's forecast taxable income and ability to claim tax deductions; and

            (ii) the Buyer's expectations reflect the usage of tax benefits in accordance with the time order in which they accrue to the Buyer and its Related Bodies Corporate.

      (c) The Buyer must pay the amount of the Tax benefit within 30 Days after the Tax Deduction Date to the Vendor.

9.19  LATER RECOVERIES - OTHER

      Subject to clause 9.18 ("Later recoveries - tax"), if, after the Vendor has made a payment to the Buyer pursuant to a claim under the Vendor Warranties, the Buyer or a Target Entity receives a payment or benefit in relation to the fact, matter or circumstance to which the Vendor Warranty claim related (including by reason of a recovery under an insurance policy), then the Buyer must repay to the Vendor the amount received from the Vendor or, if less, the amount of the payment or benefit which was received by the Buyer or Target Entity (as the case may be).

9.20  LIMIT ON LIABILITY

      A party is not liable for any indirect or consequential loss (including without limitation any actual or prospective loss of revenue or profit, any other economic loss, loss of opportunity or loss of profit) or any special, exemplary, punitive, incidental or extraordinary loss or damages. If the cap on liability in

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      this clause 9.20 ("Limit on liability") is not effective for any reason or there is any other Claim against the Vendor, the Vendor is not liable for any amount greater than the aggregate amount paid by the Buyer under clause 3 ("Completion") less all cash paid in respect of the Sale Assets to the Buyer by the Target Entities after Completion.

9.21  EXCEPTION

      Clauses 9.5 ("Disclosure"), 9.12 ("Threshold for Vendor Warranty claims"),
      9.11 ("Time limit for Vendor Warranty claims") and 9.14 ("Limit of Vendor liability") do not apply in respect of the Vendor Warranty set out in item B4 ("Non-Sale Assets") of schedule 2 ("Warranties by Vendor").

9.22  TAX INDEMNITY

      The Vendor indemnifies and defends the Buyer and each Controlled Entity against, and must pay the Buyer or the Controlled Entity the amount of, any:

      (a) Relevant Tax payable by a Controlled Entity to the extent that Relevant Tax:

            (i) arises out of any act, transaction, event or circumstance which occurred prior to Completion (including the Pre-Sale Restructure); or

            (ii) arises as a result of entry into this agreement or Completion (other than, to avoid doubt, any Duty to be paid by the Buyer under clause 10.2 ("Stamp duty"); and

      (b) Tax Costs incurred by or on behalf of a Controlled Entity to the extent that those Tax Costs are incurred at the request of the Vendor or arise from or relate to the Buyer performing its obligations under Clauses 9.9 ("Claims procedure") and 9.15 ("Third party claims") this in relation to a claim made under paragraph (a); and

      (c) costs (including Tax Costs but excluding Taxes) incurred by or on behalf of a Controlled Entity in connection with the Pre-Sale Restructure.

      Clauses 9.9 ("Claims procedure") and 9.15 ("Third party claims") apply to a claim by the Buyer under this clause 9.22 ("Tax indemnity") as though that claim was a claim for a breach of warranty by the Vendor.

10    COSTS AND STAMP DUTY

10.1  LEGAL COSTS

      Each party agrees to bear its own legal and other costs and expenses in connection with the preparation, execution and completion of this agreement and of other related documentation except for stamp duty.

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10.2  STAMP DUTY

      The Buyer agrees to bear all stamp duty (including fines and penalties) chargeable, payable or assessed in connection with:

      (a)   this agreement; and

      (b)   the transfer of the Sale Assets to the Buyer.

11    GOODS AND SERVICES TAX (GST)

11.1  GST GROSS UP

      If any party to this agreement makes a supply under or in connection with this agreement in respect of which GST is payable, the consideration for the supply but for the application of this clause 11.1 ("GST EXCLUSIVE CONSIDERATION") is increased by an amount equal to the GST exclusive consideration multiplied by the rate of GST prevailing at the time the supply is made.

11.2  REIMBURSEMENTS

      If a party must reimburse or indemnify another party for a loss, cost or expense, the amount to be reimbursed or indemnified is first reduced by an input tax credit the other party is entitled to for the loss, cost or expense, and then increased in accordance with clause 11.1 ("GST gross up").

11.3  TAX INVOICE

      A party need not make a payment for a taxable supply made under or in connection with this agreement until it receives a tax invoice for the supply to which the payment relates.

12    NOTICES

12.1  FORM

      Unless expressly stated otherwise in this agreement, all notices, approvals, consents or other communications in connection with this agreement must be in writing signed by an Authorised Officer and must be marked for the attention of the person specified in the Details or, if the recipient has notified otherwise, then marked for attention in the last way notified.

12.2  DELIVERY

      Notices must be:

      (a)   left at the address set out or referred to in the Details; or

      (b) sent by prepaid ordinary post (airmail if appropriate) to the address set out or referred to in the Details; or

      (c)   sent by fax to the fax number set out or referred to in the Details.

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      However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

12.3  WHEN EFFECTIVE

      A notice, approval, consent or other communication takes effect from the time it is received.

12.4  DEEMED RECEIPT - POSTAL

      If sent by post, it is taken to have been received three days after posting or seven days after posting if posted to or from a place outside Australia.

12.5  DEEMED RECEIPT - FAX

      If sent by fax, it is taken to have been received at the time shown in the transmission report.

12.6  DEEMED RECEIPT - GENERAL

      Despite clauses 12.4 ("Deemed receipt - postal") and 12.5 ("Deemed receipt
      - fax") if notices are received after 5.00 pm in the place of receipt or on a non-Business Day in that place, they are taken to be received at
      9.00 am on the next working day in that place and if they are received before 9.00 am on a Business Day in the place of receipt, then they are taken to be received at 9.00 am on that Business Day in that place.

13    CONFIDENTIAL INFORMATION

13.1  PARTIES TO KEEP INFORMATION CONFIDENTIAL

      Each party undertakes to the other that it will keep confidential and will not make use or permit any person to make use of and will not disclose or permit to be disclosed or communicated to any third person, this agreement, any Confidential Information or information of any nature in respect of the business or affairs of a party or a Target Entity. This clause will not apply to any information which:

      (a) at the relevant date was a matter of public knowledge or which becomes publicly known at a later date without breach by the disclosing party of this clause; or

      (b) is lawfully obtained from a third party under circumstances permitting its disclosure; or

      (c) the disclosing party has agreed in writing is excluded from this clause; or

      (d) the disclosing party is required by law or by any stock exchange or regulatory authority to disclose; or

      (e) is disclosed to any advisor for the purpose of advising the disclosing party, on the condition that the restrictions in this clause 13

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            ("Confidential Information") apply to the use of that information by the advisor; or

      (f) is disclosed to a director, officer or employee of the disclosing party or a Target Entity, whose function requires him to have the information; or

      (g) in respect of information about the Target Entities, is reasonably used or disclosed by the Buyer as a shareholder in the Target Entities after the Completion Date; or

      (h)   is Disclosed Information; or

      (i) to any lending or financial institution which has made, or is considering making, financial accommodation available to a party; or

      (j)   is disclosed with the non-disclosing party's consent.

13.2  DISCLOSURE TO OTHER POTENTIAL BUYERS

      The Buyer acknowledges that the Vendor has disclosed to other potential buyers of the Sale Assets information which may be of a confidential nature and that clause 13.1 ("Parties to keep information confidential") does not apply to any such disclosure prior to the date of this agreement.

13.3  THIS TRANSACTION

      Except and to the extent as required by law, by a stock exchange or in order to permit the Buyer to sell its interests in the Sale Assets, no party shall disclose the existence or contents of this document or the transactions contemplated under it or make press or other announcements or releases without the consent of the other party. If disclosure is permitted under this clause 13.3, the parties shall co-operate as to the form and manner of the disclosure, announcement or release.

13.4  SURVIVAL

      This clause 13 ("Confidentiality") will survive for 5 years after termination of this agreement.

14    MISCELLANEOUS

14.1  ASSIGNMENT OR NOVATION

      A party may not assign or otherwise deal with its rights under this agreement or allow any interest in them to arise without the consent of the other party.

14.2  EXERCISE OF RIGHTS

      A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further exercise of that right, power or remedy or an exercise of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right,

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      power or remedy does not prevent its exercise. A party is not liable for any loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising the right, power or remedy.

14.3  WAIVER AND VARIATION

      A provision of or a right created under this agreement may not be waived or varied except in writing, signed by the party or parties to be bound.

14.4  APPROVALS AND CONSENTS

      A party may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion unless this agreement expressly provides otherwise. By giving its approval or consent a party does not, and is not to be taken to, make or give any warranty or representation as to any circumstance relating to the subject matter of the consent or approval.

14.5  REMEDIES CUMULATIVE

      The rights, powers and remedies provided in this agreement are in addition to other powers or remedies given by law independently of this agreement.

14.6  NO MERGER

      The warranties, undertakings and indemnities in this agreement do not merge on the Completion Date.

14.7  SURVIVAL OF INDEMNITIES

      Each indemnity in this agreement is a continuing obligation, independent from the other obligations of the parties and survives termination of this agreement.

14.8  ENFORCEMENT OF INDEMNITIES

      It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity under this agreement.

14.9  FURTHER ASSURANCES

      Each party agrees, at the expense of the party which requests such action to be taken, to:

      (a) execute and cause its successors to execute documents and do everything else necessary or appropriate to bind the parties and their successors under this agreement; and

      (b) use its best endeavours to cause relevant third parties to do likewise to bind every party intended to be bound under this agreement.

14.10 SEVERABILITY

      If the whole or any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This

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      clause has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.

14.11 CONSTRUCTION

      No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this agreement or any part of it.

14.12 TIME OF THE ESSENCE

      Time is of the essence of this agreement in respect of any date or period determined under this agreement.

14.13 ENTIRE AGREEMENT

      This agreement constitutes the entire agreement of the parties about its subject matter and any previous agreements, understandings and negotiations on that subject matter cease to have any effect.

14.14 COUNTERPARTS

      This agreement may consist of a number of copies of this agreement each signed by one or more parties to the agreement. When taken together, the signed copies are treated as making up the one document.

14.15 SUPERVENING LEGISLATION

      Any present or future legislation which operates to vary the obligations of a party in connection with this agreement with the result that another party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

15    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

15.1  GOVERNING LAW

      This agreement and the transactions contemplated by this agreement are governed by the law in force in Western Australia.

15.2  JURISDICTION

      Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Western Australia and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts, including, without limitation by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

15.3  SERVICE OF PROCESS

      Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by

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      being delivered to or left for that party either at its address for service of notices under clause 12.2 ("Delivery") or with its process agent referred to in clause 15.4 ("Service of process on an appointed process agent") at its address for services of notices under clause 15.4 ("Service of process on an appointed process agent").

15.4  SERVICE OF PROCESS ON AN APPOINTED PROCESS AGENT

      The Vendor irrevocably:

      (a) nominates and appoints the Partner in Charge, Mallesons Stephen Jaques, Level 60, Governor Phillip Tower, 1 Farrer Place, Sydney, New South Wales, Australia as its agent to receive service of process or other documents in Australia in relation to any dispute or any other matter in connection with this agreement in Australia;

      (b) agrees that the service of process of documents on the agent or any other person appointed under paragraph (c) will be sufficient service on it; and

      (c) undertakes to ensure that the process agent remains authorised to accept services on its behalf. If any process agent ceases to have an office in the place specified, it will ensure that at all times there is another person in Australia to receive process on its behalf. It will promptly and in any event within 3 Business Days from the date on which the process agent nominated under this clause
            15.4 ("Service of process on an appointed process agent") ceases to have an office in the place specified notify the Buyer of the appointment of that other person.

16    GUARANTEE

16.1  CONSIDERATION

      The Buyer Guarantor acknowledges that the Vendor is acting in reliance on the Buyer Guarantor incurring obligations and giving rights under this agreement.

      The Vendor Guarantor acknowledges that the Buyer is acting in reliance on the Vendor Guarantor incurring obligations and giving rights under this agreement.

16.2  GUARANTEE

      Each Guarantor unconditionally and irrevocably guarantees the obligations of its Relevant Obligor under this agreement. If that Relevant Obligor does not satisfy its obligations under this agreement on time and in accordance with this agreement, then that Guarantor agrees to satisfy those obligations, on demand from the Relevant Counterparty. A demand may be made at any time and from time to time and whether or not the Relevant Counterparty has made demand on the Relevant Obligor.

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16.3  NATURE OF GUARANTEE

      The guarantee in clause 16.2 ("Guarantee") is a continuing obligation despite any intervening payment, settlement or other thing and extends to all of the Relevant Obligor's obligations under this agreement.

16.4  INDEMNITY

      Each Guarantor indemnifies the Relevant Counterparty against any liability or loss arising, and any Loss they suffer or incur:

      (a) if the Relevant Obligor does not, or is unable to, satisfy its obligations in accordance with this agreement; or

      (b) if an obligation the Relevant Obligor would otherwise have to pay the Guaranteed Money is found to be unenforceable; or

      (c)   if an obligation that Guarantor would otherwise have under clause
            16.2 ("Guarantee") is found to be unenforceable; or

      (d) if the Relevant Counterparty is obliged, or agrees, to pay an amount to a trustee in bankruptcy or liquidator (of an Insolvent person) in connection with a payment by that Guarantor or the Relevant Obligor. (For example, the Relevant Counterparty may have to, or may agree to, pay interest on the amount.); or

      (e)   if that Guarantor defaults under this agreement; or

      (f) in connection with any person exercising, or not exercising, rights under this agreement.

      Each Guarantor agrees to pay amounts due under this indemnity on demand from the Relevant Counterparty.

16.5  REINSTATEMENT OF RIGHTS

      Under law relating to insolvency, a person may claim that a transaction (including a payment) in connection with this agreement or the Guaranteed Money is void or voidable. If a claim is made and upheld, conceded or comprised in relation to a Relevant Obligor, then:

      (a) the Relevant Counterparty is immediately entitled as against the Guarantor in respect of that Relevant Counterparty to the rights in respect of the Guaranteed Money to which it was entitled immediately before the transaction; and

      (b) on request from the Relevant Counterparty, that Guarantor agrees to do anything (including signing any document) to restore to the Relevant Counterparty any rights (including this agreement) held by it from that Guarantor immediately before the transaction.

16.6  RIGHTS ARE PROTECTED

      Rights given to a Relevant Counterparty under this agreement, and a Guarantor's liabilities under it, are not affected by any act or omission of the

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      Relevant Counterparty or any other person. For example, those rights and liabilities are not affected by:

      (a)   any act or omission:

            (i) varying or replacing this agreement or any arrangement under which the Guaranteed Money is expressed to be owing, such as by changing the Relevant Counterparty;

            (ii) releasing the Relevant Obligor or giving the Relevant Obligor a concession (such as more time to pay);

            (iii) releasing any person who gives a guarantee or indemnity in connection with any of the Relevant Obligor's obligations;

            (iv) releasing, losing the benefit of, or not obtaining any Security Interest or negotiable instrument;

            (v) by which a person becomes a Guarantor after the date of this agreement;

            (vi) by which the obligations of any person who guarantees any of the Relevant Obligor's obligations (including under this agreement) may not be enforceable;

            (vii) by which any person who was intended to guarantee any of the
                  Relevant Obligor's obligations does not do so, or does not do so effectively;

            (viii) by which a person who is a co-surety or co-indemnifier for payment of the Guaranteed Money is discharged under an agreement or by operation of law;

            (ix) by which any Security Interest which could be registered is not registered;

      (b) a person dealing in any way with an Security Interest, guarantee, indemnity, judgment or negotiable instrument;

      (c) the death, mental or physical disability or insolvency of any person including that Guarantor or the Relevant Obligor;

      (d)   changes in the membership, name or business of any person;

      (e)   the Relevant Obligor opening an account with them;

      (f) acquiescence or delay by the Relevant Counterparty or any other person; or

      (g)   an assignment of rights in connection with the Guaranteed Money.

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16.7  NO MERGER

      The guarantee and indemnity given by a Guarantor under this agreement do not merge with or adversely affect, and is not adversely affected by, any of the following:

      (a) any other guarantee, indemnity, or Security Interest, or other right or remedy to which the Relevant Guarantor in respect of that guarantee and indemnity is entitled; or

      (b) a judgment which the Relevant Counterparty obtains against that Guarantor, the Relevant Obligor or any other person in connection with the Guaranteed Money.

      The Relevant Counterparty may still exercise its rights under this clause 16 ("Guarantee") as well as under the judgment, Security Interest or right or remedy.

16.8  GUARANTOR'S RIGHTS ARE SUSPENDED

      As long as any of the Guaranteed Money remains unpaid, a Guarantor may not, without the Relevant Counterparty's consent:

      (a) reduce its liability under this agreement by claiming that it or the Relevant Obligor or any other person has a right of set-off or counterclaim against the Relevant Counterparty; or

      (b) exercise any legal right to claim to be entitled to the benefit of another guarantee, indemnity, or Security Interest given in connection with the Guaranteed Money or any other amount payable under this agreement. (For example, a Guarantor may not try to enforce or require the enforcement of any Security Interest the Relevant Counterparty has taken to ensure repayment of the Guaranteed Money.); or

      (c) claim an amount from the Relevant Obligor, or another guarantor of the Guaranteed Money in respect of that Relevant Obligor (including a person who has signed this agreement as a "Guarantor"), under a right of indemnity; or

      (d) claim an amount in the insolvency of the Relevant Obligor or of another guarantor of the Guaranteed Money in respect of that Relevant Obligor (including a person who has signed this agreement as a "Guarantor").

16.9  GUARANTOR'S RIGHT OF PROOF LIMITED

      Each Guarantor agrees not to exercise a right of proof after an event occurs relating to the occurrence of an Insolvency Event in relation to the Relevant Obligor or another guarantor of the Guaranteed Money in respect of that Relevant Obligor (including a person who has signed this agreement as a "Guarantor") independently of an attorney appointed under clause 16.12 ("Right to prove").

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16.10 NO SET-OFF AGAINST ASSIGNEES

      If a Relevant Counterparty assigns or otherwise deals with its rights under this Guarantee, the Guarantor in respect of that Relevant Counterparty may not claim against any assignee (or any other person who has an interest in this Guarantee) any right of set-off or other right that Guarantor has against that Relevant Counterparty.

16.11 SUSPENSE ACCOUNT

      The Relevant Counterparty may place in a suspense account any payment it receive from a Guarantor for as long as it thinks prudent and need not apply it towards satisfying the Guaranteed Money in respect of that Relevant Counterparty.

16.12 RIGHT TO PROVE

      Each Guarantor irrevocably appoints the Relevant Counterparty and each of its Authorised Officers individually as its attorney and agrees to formally approve all action taken by an attorney under this clause.

      Each attorney may:

      (a) do anything which that Guarantor may lawfully do to exercise its right of proof after an Insolvency Event occurs in respect of the Relevant Obligor or any other guarantor of the Relevant Obligor's obligations in connection with a matter not connected with that Guarantor's rights as "Guarantor" under this agreement. (These things may be done in that Guarantor's name or the attorney's name and they include signing and delivering documents, taking part in legal proceedings and receiving any dividend arising out of the right of proof); and

      (b) delegate its powers (including this power) and may revoke a delegation; and

      (c) exercise its powers even if this involves a conflict of duty and even if it has a personal interest in doing so.

      The attorney need not account to that Guarantor for any dividend received on exercising the right of proof under paragraph (a) except to the extent that any dividend remains after that Relevant Counterparty has received all of the Guaranteed Money in respect of that Relevant Counterparty and all other amounts payable under this agreement.

17    INTERPRETATION

17.1  DEFINITIONS

      These meanings apply unless the contrary intention appears.

      A4 TARIFF means the 16 to 20 year contract tariff for firm services contained in "Tariff Schedule A, Firm Services - Normal Services, Table 2:
      1 January 2000 on, of the GGT Statement of Tariffs and Charges Rev. 2 contained in

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      the Alternate Applicable Terms and Order Forms of the GGT Alternate
      General Terms and Conditions for Gas Pipeline Services".

      ACCOUNTING STANDARDS means in relation to a Target Entity:

      (a)   accounting standards as that term is defined in the Corporations
            Act;

      (b) the requirements of the Corporations Act in relation to the preparation and content of financial reports; and

      (c) if and to the extent that any matter is not covered by the accounting standards or requirements referred to in paragraphs (a) or (b), other relevant accounting standards and generally accepted accounting principles applied from time to time in Australia for a business similar to that Target Entity.

      ACTION means an action, dispute, claim, demand, investigation, inquiry, prosecution, litigation, proceeding, arbitration, mediation or dispute resolution.

      ADJUSTMENT AMOUNT has the meaning given in clause 4.6 ("Preparation of Adjustment Statement").

      ADJUSTMENT STATEMENT means the statement referred to in clause 4.5 ("Contents of Adjustment Statement").

      AFFILIATE means each Related Body Corporate of a party and the directors, officers, employees, agents and advisors of that party and its Related Body Corporate.

      AUSTRALIAN GAAP means:

      (a) the accounting standards from time to time approved under the Corporations Act;

      (b) the requirements of the Corporations Act in relation to the preparation and content of the accounts; and

      (c) if and to the extent that any matter is not covered by the accounting standards or requirements referred to in paragraphs (a) or (b), other relevant accounting standards and generally accepted accounting principles applied from time to time in Australia for a business similar to the relevant Controlled Entity.

      AUTHORISED OFFICER means a person appointed by a party to act as an Authorised Officer for the purposes of this agreement.

      BALANCE AMOUNT means an amount (in Australian Dollars) which is equal to:

      (a)   the Purchase Price less the Deposit; plus

      (b)   the Estimated WCA Amount.

      BASE RATE means the average bid rate for bills of exchange which have a tenor of 30 days, which average bid rate is displayed on the page of the

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      Reuters Monitor System designated "BBSY" on the first day of that 30 day period, or if there is a manifest error in the calculation of that average rate or that average rate is not displayed by 10.30 am on that date, the rate of discount expressed as a percentage yield to maturity per annum determined by the Vendor to be the average (rounded up to four decimal places) of the rates at which two banks chosen by the Vendor are prepared to purchase bills of exchange accepted by the Vendor at 11.00 am on that day, which have tenor of 30 days.

      BUSINESS means in respect of a Target Entity, the business that company is carrying on as at the date of this agreement.

      BUSINESS DAY means a day other than a Saturday, Sunday or public holiday in Perth and Sydney.

      BUYER means the person described as such in the Details.

      BUYER GROUP means the Buyer and each of its Affiliates.

      CLAIM means any claim, demand, action, proceeding or judgment or liability.

      CMS FINANCIAL means CMS International Financial Services Company, a company organised and existing under the laws of the Cayman Islands.

      CMS GAS means CMS Gas Transmission of Australia Holdings, a company organised and existing under the laws of the Cayman Islands.

      CMS GGT means CMS Goldfields Gas Transmission Pty Limited (ABN 44 084 545
      344).

      CMS GTA means CMS Gas Transmission of Australia, a company organised and existing under the laws of the Cayman Islands having a registered branch office in Western Australia.

      CMS LUXEMBOURG means CMS Luxembourg S.A.R.L., a company organised and existing under the laws of Luxembourg.

      CMS PARMELIA means CMS Parmelia Gas Transmission Pty Limited (ACN 098 386
      317).

      COMPLETION means completion of the sale and purchase of the Shares in accordance with clause 3 ("Completion") and COMPLETE has a corresponding meaning.

      COMPLETION DATE means the earliest of:

      (a) 5 Business Days after the first date after the last of the conditions precedent in clause 2.2(b) ("directors' resolution - WAG"), clause 2.2(c) ("directors' resolution - Controlled Entities"), clause 2.2(d) ("officers' resignations"), clause 2.2(e) ("Pre-Sale Restructure") and clause 2.2(f) ("consent") has been satisfied or waived by the Buyer or, in the case of the condition precedent in clause 2.2(f) ("consent"), taken to have been waived by the Buyer and no Notice contemplated by clause 2.1(b) has been given; or

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      (b)   if a Notice contemplated by clause 2.1(b) ("adverse notice") has been given, 5 Business Days after that Notice is withdrawn or the condition precedent in clause 2.1(b) ("adverse notice") is waived or taken to be waived by the Vendor provided that the date in paragraph
            (a) has occurred; or

      (c)   15 December 2004.

      CONFIDENTIAL INFORMATION means all confidential, non-public or proprietary information including without limitation trade secrets, all financial, marketing and technical information, ideas, concepts, know-how, technology, processes and knowledge.

      CONTINUING PARENT GUARANTEES means:

      (a) each guarantee and/or indemnity given by the Parent under the State Agreement;

      (b)   the Joint Venture Guarantee; and

      (c)   the Infrastructure Borrowing Guarantee.

      CONTROLLED ENTITY means each of:

      (a)   WAG;

      (b)   CMS GGT;

      (c)   CMS Parmelia;

      (d)   CMS Gas;

      (e)   CMS GTA; and

      (f)   the Trust.

      CORPORATIONS ACT means the Corporations Act 2001 (Cth).

      CPG OBLIGATIONS has the meaning given in clause 2.5 ("Continuing Parent Guarantees").

      DATA ROOM means the data room established by the Vendor for the purposes of the Buyer and other persons conducting due diligence in respect of the Sale Assets.

      DEPOSIT means any amount paid by the Buyer under clause 4.1 ("Deposit").

      DETAILS means the section of this agreement headed "Details".

      DISCLOSED INFORMATION means information, documents and other material relating to the Target Entities and the Sale Assets:

      (a)   contained in the Data Room; and

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      (b)   otherwise provided to the Vendor to the Buyer in writing (including by fax or email), including the Information Memorandum dated November 2003 and the Information Memorandum dated June 2004; and

      (c) provided by the Vendor to the Buyer during the formal written question and answer process undertaken as part of the Buyer's due diligence; and

      (d) provided by the Vendor and its representatives to the Buyer during any of the following meetings or telephone conferences:

            (i) the management presentation conducted by the Vendor on 14 January 2004;

            (ii) the management presentations and discussions held on 2 July 2004 with David King, Rudi Petrig and Alan Rew;

            (iii) the structure meeting to initially discuss restructure at Macquarie Bank's offices held on 1 July 2004;

            (iv) the conference call with representatives of the Buyer, Gary Grande and Ernst & Young to discuss Tax and Relevant Tax issues on 14 July 2004;

            (v) the conference call with representatives of the Buyer, Gary Grande, Ernst & Young and Freehills on 16 July 2004 to discuss Duty issues;

            (vi) the conference call with representatives of the Buyer, David King and Greg Reudavey to discuss issues relating to the Midland Brick dispute on 20 July 2004;

            (vii) the conference call with representatives of the Buyer, Ernst & Young, PricewaterhouseCoopers, Gary Grande and Freehills on 22 July 2004 to discuss warranties relating to Tax and Relevant Tax;

            (viii) the conference call with representatives of the Buyer,
                   PricewaterhouseCoopers (Perth) and Greg Reudavey in relation to GST;

            (ix) the conference call with representatives of the Buyer, PricewaterhouseCoopers (Sydney), Ernst & Young and Greg representatives of the Vendor in relation to Tax; and

            (x) the meeting with representatives of the Buyer, Ernst & Young and Freehills on 22 July 2004 to discuss issues relating to the previous transfer of an interest in the Trust and Duty.

      DISCLOSURE LETTER means the letter in agreed form from the Vendor to the Buyer dated on or prior to the date of this agreement relating to the Vendor Warranties.

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      DUTY means any stamp, transaction or registration duty or similar charge imposed by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge or other amount imposed in respect of the above, but excludes any other Tax.

      EMPLOYEES means the employees listed in schedule 4 ("Employees").

      ENVIRONMENTAL NOTICE means a notice issued by a Government Agency to a Controlled Entity alleging breach of an environmental requirement.

      ESTIMATED WCA AMOUNT means A$3,838,000.00 less the amount agreed under clause 4.5(c) ("Contents of Adjustment Statement"), being the parties' estimate as at the date of this agreement of the amount of the Adjustment Amount.

      FACILITY AGREEMENT means the document of that name dated 24 June 1999 between SCPA, SCPN and Australia and New Zealand Banking Group Limited.

      FUND means each of the defined benefits fund, the accumulation fund and the superannuation guarantee fund established by the Superannuation Trust Deed.

      GGT JOINT VENTURE means the Goldfields Gas Transmission Joint Venture established under the JVA.

      GST EXCLUSIVE consideration has the meaning given in clause 11.1 ("GST gross up").

      GOVERNMENT AGENCY means any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

      GST has the same meaning as in the GST Law.

      GST LAW has the meaning given to that term in A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999 (Cth) and any other act or regulation relating to the imposition or administration of GST.

      GUARANTEED MONEY means

      (a) where the Guarantor is the Buyer Guarantor, all of the obligations of the Buyer under this agreement, including obligations to pay money; and

      (b) where the Guarantor is the Vendor Guarantor, all of the obligations of the Vendor under this agreement, including the obligation to pay money.

      INCOME TAX means tax imposed in Australia and assessed under the Income Tax Assessment Act 1936 (Cth) and/or the Income Tax Assessment Act 1997
      (Cth).

      INCOME YEAR has the meaning given to it in the Tax Act.

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      INCOMING OFFICERS means, in respect of a Target Entity, the persons, nominated by the Buyer at least 5 days prior to Completion as Incoming Officers of that Target Entity.

      INCOMING REPRESENTATIVE means any person nominated by the Buyer to be a representative of the GGT Joint Venture at least 5 days prior to Completion.

      INDEPENDENT EXPERT means a person appointed as expert jointly by the Vendor and the Buyer or if they do not agree on the person to be appointed within seven days of one party requesting appointment, the accountant appointed by the President of the Australian Institute of Chartered Accountants of Western Australia at the request of either the Vendor or the Buyer.

      INFORMATION means originals or copies, in machine readable or printed form, of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with any Target Entity.

      INFRASTRUCTURE BORROWING GUARANTEE means each of:

      (a) the guarantee and indemnity undertakings provided by the Parent under the DAA Deed dated 1 February 1999 between Normandy Pipelines Pty Ltd, Normandy Mining Holdings Pty Limited, SCPN; APT Pipelines Limited, the Parent and TransAlta Energy Corporation; and

      (b) the guarantee and indemnity undertakings provided by the Parent under the DAA Deed Duty stamped on or about 30 September 1998 between WMC Limited, Wesminco Oil Pty Limited, SCPA, AGL Pipelines Limited, TransAlta Energy Corporation and the Parent.

      INSOLVENCY EVENT means the happening of any of the following events:

      (a) an application is made to a court for an order (and is not stayed, withdrawn or dismissed within seven days) or an order is made that a body corporate be wound up; or

      (b) an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of a body corporate, (and is not stayed, withdrawn or dismissed within seven days) or one of them is appointed, whether or not under an order; or

      (c) except to reconstruct or amalgamate while solvent, a body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them; or

      (d) a body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent, or is otherwise wound up or dissolved; or

      (e)   a body corporate is or states that it is insolvent; or

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      (f)   as a result of the operation of section 459F(1) of the Corporations
            Act, a body corporate is taken to have failed to comply with a statutory demand; or

      (g) a body corporate is or makes a statement from which it may be reasonably deduced that the body corporate is, the subject of an event described in section 459(2)(b) or section 585 of the Corporations Act; or

      (h) a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to a body corporate; or

      (i)   a person becomes insolvent under administration as defined in section 9 of the Corporations Act or action is taken which could result in that event; or

      (j) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction.

      INTEREST RATE means the Base Rate plus 2.00% per annum.

      JOINT VENTURE GUARANTEE means each guarantee and indemnity granted by the Parent to support the obligations of SCPA and/or SCPN under the JVA.

      JVA means the Joint Venture Agreement dated 29 June 1994 between Wesminco Oil Pty Limited, Normandy Pipelines Pty Limited, BHP Minerals Pty Limited (as participants), Goldfields Gas Transmission Pty Limited (as manager) and Western Mining Corporation Holdings Limited and Normandy Poseidon Limited (as guarantors) as amended by amending deeds dated 1 December 1995, 22 September 1998, 23 December 1998 and an undated deed effective from 4 February 1999 and as joined by the Parent, SCPA and SCPN under the assumption deeds dated 23 December 1998 and 26 March 1999 respectively.

      LAST ACCOUNTS means the unaudited consolidated balance sheet of the Australian branch of the Trust and the unaudited consolidated balance sheet of SCP Investment No.1 Pty Ltd as at the Last Balance Date, a copy of which is set out in parts 1 and 2 (respectively) of schedule 6 ("Last Accounts").

      LAST BALANCE DATE means 30 June 2004.

      LAW includes:

      (a) any law, regulation, authorisation, ruling, judgment, order or decree of any Government Agency; and

      (b) any statute, regulation, proclamation, ordinance or by-law in Australia or any other jurisdiction.

      LOSS includes any damage, loss, cost, Claim, liability or expense (including legal costs and expenses) but excludes any consequential or indirect losses economic losses, or loss of profits.

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      MATERIAL ADVERSE EVENT means any event such as a fire or explosion occurring in connection with the Parmelia pipeline (including the Dongara gas plant) which has or will materially reduce CMS GTA's ability to meet its obligations to its customers as a whole over a sustained period of time.

      MATERIAL CONTRACT means a contract requiring payments by or to a Target Entity over the term of the contract in excess of A$300,000 or for a term of more than one year.

      MINISTER means the Minister for State Development (Western Australia).

      NON-CONTROLLED ENTITIES means:

      (a)   SCP1;

      (b)   SCP Investments No.2 Pty Limited;

      (c)   SCP Investments No.3 Pty Limited;

      (d)   Goldfields Gas Transmission Pty Limited;

      (e)   SCPA;

      (f)   SCPN; and

      (g)   GGT Joint Venture.

      NOTICE OF BREACH has the meaning given in clause 9.8(a) ("Breach of Vendor Warranties prior to Completion").

      NON-SALE ASSETS means the following assets owned by WAG and liabilities of WAG as at the date of this agreement:

      (a)   shares in CMS Luxembourg; and

      (b)   shares in CMS Financial; and

      (c)   a note receivable from CMS Luxembourg to WAG; and

      (d)   shares in CMS Gas Transmission del Sur Company; and

      (e)   the note receivable from Atacama Finance Company; and

      (f) any cash in any of the Controlled Entities, other than the Australian branch of the Trust.

      PARENT means CMS Gas Transmission Company, previously known as CMS Gas Transmission and Storage Company.

      PRE-SALE RESTRUCTURE means the transactions described in schedule 8 ("Pre-Sale Restructure").

      PURCHASE PRICE means A$204,084,977.00.

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      RECORDS means copies of all books, files, reports, records, correspondence, documents and other material of or relating to or used in connection with a Target Entity including:

      (a) minute books, statutory books and registers, books of account and copies of all banking statements and Tax returns and filings;

      (b) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

      (c)   all sales and purchasing records;

      (d)   all trading and financial records; and

      (e)   lists of all regular suppliers and customers,

      which are available in the Data Room.

      RELATED BODY CORPORATE has the meaning it has in the Corporations Act.

      RELEVANT COUNTERPARTY means:

      (a)   where the Guarantor is the Buyer Guarantor, the Vendor; and

      (b)   where the Guarantor is the Vendor Guarantor, the Buyer.

      RELEVANT OBLIGOR means:

      (a)   where the Guarantor is the Buyer Guarantor, the Buyer; and

      (b)   where the Guarantor is the Vendor Guarantor, the Vendor.

      RELEVANT TAX means any income tax, goods and services tax, other taxes, levies, imposts, deductions, charges, withholdings and duties, together with any related additional tax, interest, penalties, fines or other statutory charges, but does not include a Tax.

      REPRESENTATIVE of a party includes an employee, agent, officer, director, advisor, partner, joint venturer or sub-contractor of that party or of a Related Body Corporate of that party.

      RETENTION BONUS AGREEMENT means each of the 2000 Retention Bonus Agreements and each of the 2002 Retention Bonus Agreements.

      2000 RETENTION BONUS AGREEMENTS means the agreement between an Employee and CMS GTA constituted by a letter to each such Employee dated on or about 7 September 2000.

      2002 RETENTION BONUS AGREEMENTS means each agreement of that name between D A King, R J Joyce, R Petrig, A G Pugh, S Tasnady and A B Yelverton and CMS GTA dated on or about 28 February 2002.

      RETIRING OFFICERS means, in respect of a Target Entity, the persons named in schedule 3 ("Retiring Officers") as Retiring Officers of that Target Entity.

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      RETIRING REPRESENTATIVE means any person to retire and be replaced as a representative of the GGT Joint Venture.

      SALE ASSETS means the Shares.

      SCP means each of SCPA and SCPN.

      SCP1 means SCP Investments No.l Pty Ltd.

      SECURITY INTEREST means an interest, right or power:

      (a) reserved in or over any interest in any asset, including, without limitation, any retention of title; or

      (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

      by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and any interest, right or power arising from any option, equity, preferential interest, encumbrance, assignment, hypothecation, preferential right, contractual right of set-off, adverse interest or third party claim or right of any kind and whether existing or agreed to be granted or created.

      SEMP means the CMS Gas Salaried Employees Merit Program for 2003 and 2004.

      SHAREHOLDERS AGREEMENT means the SCP Investments (No 1) Pty Limited Shareholders Agreement between CMS GGT and APT Pipelines Investments (WA) Pty Ltd, as amended and restated in 1999.

      SHARES means all of the shares which the Vendor holds in WAG and SHARE means any one of those shares.

      SCPA means Southern Cross Pipelines Australia Pty Ltd (ACN 084 521 997).

      SCPN means Southern Cross Pipelines (NPL) Australia Pty Ltd (ACN 085 991
      948).

      STAKEHOLDER means the person referred to in clause 4.1 ("Deposit").

      STATE AGREEMENT means the agreement dated 23 March 1994 which was ratified by and is scheduled to the Goldfields Gas Pipeline Agreement Act 1994
      (WA), the current parties to which are:

      (a)   the State of Western Australia;

      (b) SCPA and SCPN (and their respective guarantors: The Australian Gas Light Company, the Parent and the Buyer Guarantor); and

      (c) Alinta DEWAP Pty Ltd (and its guarantors: Alinta EH Pty Ltd and Alinta DEWAH Pty Ltd).

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      SUPERANNUATION TRUST DEED means the trust deed dated June 1995 establishing Mercer Investment Nominees Ltd as trustee of various trusts.

      TARGET ENTITY means each Controlled Entity and each Non-Controlled Entity.

      TAX means any Income Tax, GST, other taxes, levies, imposts, deductions, charges, withholdings and Duties, together with any related additional tax, interest, penalties, fines and other statutory charges imposed in Australia by any Australian government or Taxation Authority.

      TAX ACT means:

      (a) as the context requires, any one or more of the Income Tax Assessment Act 1936 (Cth), the Income Tax Assessment Act 1997 (Cth), the Taxation Administration Act 1953 (Cth), the International Tax Agreements Act 1953 (Cth), Commonwealth tax rates Acts, GST Law and Stamp Act 1921 (WA) together with all regulations and subordinate legislation made under or relating to those Acts; and

      (b) includes Tax legislation in force from time to time relating to the assessment, imposition and collection of Taxes, the administration of that Tax legislation, and all subordinate legislation, regulations and instruments made under or relating to such legislation.

      TAXATION AUTHORITY means any person or agency authorised by law to impose, collect or otherwise administer any Tax.

      TAX COST means all costs, and expenses properly incurred in:

      (a)   managing an inquiry;

      (b) disputing or contesting a written notice of, demand for or assessment from a Government Agency requiring the payment of any Relevant Tax for which the Vendor may be liable under this agreement; or

      (c)   conducting any litigation, dispute, process or similar action,

      in relation to Relevant Tax, but does not include a Relevant Tax.

      TAX INVOICE has the meaning given to it in A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999.

      THIRD PARTY CLAIM has the meaning given in clause 9.15(a) ("Third party claims").

      TRUST means the CMS Gas Transmission of Australia Trust.

      TRUSTEE means CMS GTA, as trustee of the CMS Gas Transmission of Australia Trust.

      TRUST DEED means the Trust Deed establishing the CMS Gas Transmission of Australia Trust.

      TRUST INTERESTS means the interests held by WAG and CMS Gas in the income and corpus of the Trust.

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      UMBRELLA INSURANCE means any insurance held by the Vendor or any Related
      Body Corporate of the Vendor (other than a Target Entity) under which a Target Entity is named as an insured party.

      US GAAP means generally accepted accounting principles as in effect from time to time in the United States of America.

      US GAAS means generally accepted auditing standards as in effect from time to time in the United States of America.

      VALANDRID means Valandrid B.V., a company organised and existing under the laws of the Netherlands.

      VENDOR means the person described as such in the Details.

      VENDOR WARRANTIES means each of the representations and warranties given by the Vendor in this agreement including, without limitation, in clause 9 ("Warranties and representations").

      VERIFICATION CERTIFICATE means a certificate in the form of schedule 1 ("Verification Certificate").

      WAG means Western Australia Gas Transmission Company I, a company organised and existing under the laws of the Cayman Islands.

      WMC DEFERRED REVENUE means any liability which is recognised on the balance sheet of SCP1 relating to any dispute or potential dispute with WMC Resources Limited over charged amounts under the gas transmission agreement dated 29 September 1998 between WMC Resources Limited and SCPA.

17.2  REFERENCES TO CERTAIN GENERAL TERMS

      Unless the contrary intention appears a reference in this agreement to:

      (a) (REFERENCE TO CLAUSE) a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this agreement and references to this agreement include any recital, schedule, annexure or appendix;

      (b) (VARIATIONS OR REPLACEMENTS) a document (including this agreement) includes any variation or replacement of it;

      (c) (REFERENCE TO STATUTES) a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

      (d) (SINGULAR INCLUDES PLURAL) the singular includes the plural and vice versa;

      (e) (PERSON) the word "person" includes an individual, a firm, a body corporate, a partnership, joint venture, an unincorporated body or association, or any Government Agency;

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      (f)   (TWO OR MORE PERSONS) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

      (g) (JOINTLY AND SEVERALLY) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

      (h) (EXECUTORS, ADMINISTRATORS, SUCCESSORS) person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

      (i) (CALCULATION OF TIME) if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

      (j) (REFERENCE TO A DAY) a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

      (k) (ACCOUNTING TERMS) an accounting term is to be interpreted in accordance with accounting standards under the Corporations Act and, if not inconsistent with those accounting standards, generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate over time.

      (l) (REFERENCE TO A GROUP OF PERSONS) a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

      (m) (INCLUDE) the verb "include" (in all its parts, tenses and variants) is not used as, nor is it to be interpreted as, a word of limitation;

      (n) (MEANING NOT LIMITED) the words "including", "for example" or "such as" when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

      (o) (SCHEDULES) a schedule is a reference to a schedule to this agreement;

      (p) (NEXT DAY) if an act prescribed under this agreement to be done by a party on or by a given day is done after 5.30 pm on that day, it is taken to be done on the next day;

      (q) (NEXT BUSINESS DAY) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

      (r)   (TIME OF DAY) a reference to time is a reference to Perth time;

      (s) (REFERENCE TO ANYTHING) anything (including any amount) is a reference to the whole and each part of it;

      (t) (AUSTRALIAN DOLLARS) a reference to "Australian Dollars", "AUD", "A$" or "$" is a reference to the lawful currency of Australia;

      (u) (US DOLLARS) a reference to "US Dollars", "USD" or "US$" is a reference to the lawful currency of the United States of America;

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      (v)   (AWARENESS) a reference in a Vendor Warranty to awareness, knowledge or expectation, is taken to consist only of the actual knowledge (after making due enquiry) of the officers and directors of the Vendor and each of the following management staff of the Controlled
            Entities:

            (i)   David King;

            (ii)  Alan Rew;

            (iii) Raymond Joyce;

            (iv)  Alan Pugh; and

            (v)   Rudi Petrig.

17.3  HEADINGS

      Headings are for convenience and do not affect the interpretation of this agreement.

EXECUTED in Michigan, USA as an agreement

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SALE AND PURCHASE AGREEMENT

Schedule 1 - Verification certificate

To:   [Insert details of addressee]
      [address]

                            VERIFICATION CERTIFICATE

               [NAME OF COMPANY] (ABN ** *** *** ***) ("COMPANY")

I,                      , am a Director/the Secretary/an Authorised Officer of
the Company.

I refer to the CMS Sale and Purchase Agreement dated [     ] 2004 ("SALE
AGREEMENT") between [                   ].

Definitions in the Sale Agreement apply in this certificate.

In relation to the Company, I certify as follows:

1     CERTIFICATE OF REGISTRATION AND CONSTITUTION

      A copy of:

      (a) the certificate of registration of the Company is attached and marked A; and

      (b)   the constitution of the Company is attached and marked B; [and

      (c)   the trust deed of the [     ] Trust is attached and marked C].

      Each copy is true, complete and up-to-date and there have been no amendments or variations since the date of that copy.

2     POWER OF ATTORNEY

      An original Power of Attorney of the Company dated       2004 appointing
      attorneys in respect of the Sale Agreement is attached and marked D. This Power of Attorney remains in full force and effect and has not been revoked.

3     SPECIMEN SIGNATURES

      The following are the signatures of the persons appointed as Authorised Officers of the Company for the purposes of the Sale Agreement or who are otherwise authorised to sign a Sale Agreement on behalf of the Company.

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

AUTHORISED OFFICERS

-------------------------------      -------------------------------   -------------------------------
Signature of Authorised Officer      Signature of Authorised Officer   Signature of Authorised Officer
Name:                                Name:                             Name:
Title:                               Title:                            Title:

ATTORNEYS

-------------------------------      -------------------------------   -------------------------------
Signature of Attorney                Signature of Attorney             Signature of Attorney
Name:                                Name:                             Name:
Title:                               Title:                            Title:

DATED                                2004


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SALE AND PURCHASE AGREEMENT

Schedule 2 - Warranties by Vendor

Note: All Vendor Warranties are subject to the qualifications in clause 9.5 ("Disclosure").

A.    POWER AND AUTHORITY

1 (CORPORATE POWER) Each Controlled Entity has full corporate power to own its properties, assets and business and to carry on its business as now conducted.

2 (POWERS OF ATTORNEY) There will be no powers of attorney given by any Controlled Entity in force at Completion.

3 (EXISTENCE) Each Controlled Entity is validly formed, organised and subsisting in accordance with all applicable laws.

4 (INSOLVENCY EVENTS) No Insolvency Event has occurred, is subsisting or threatened in writing in respect of a Controlled Entity and each Controlled Entity is able to pay its debts as and when they become due and payable.

B.    SHARES

1 (TRANSFER OF SHARES) There is no restriction on the transfer of the Shares to the Buyer on the terms of this agreement.

2     (OWNERSHIP OF SHARES)

      (a) The Vendor is the registered holder and beneficial owner of the Shares.

      (b) As at Completion, WAG is the registered holder and beneficial owner of all of the issued shares, free of Security Interests, in CMS Parmelia and CMS GGT.

      (c)   WAG holds the sole membership interest in CMS Gas.

      (d) CMS Gas is the registered holder and beneficial owner of all of the shares, free of Security Interests, in CMS GTA.

      (e) CMS GGT is the registered holder and beneficial owner of 45% of the issued shares, free of Security Interests, in SCP Investments No.1 Pty Ltd.

3     (STRUCTURE DIAGRAM)

      (a) The corporate structure diagram shown in part A of schedule 5 ("Corporate structure diagram") is a correct reflection of the

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            ownership structure of the Target Entities as at the date of this agreement.

      (b) The corporate structure diagram shown in part B of schedule 5 ("Corporate structure diagram") is a correct reflection of the ownership structure of the Target Entities at Completion.

4     (NON-SALE ASSETS)  As at Completion:

      (a)   WAG does not own any Non-Sale Assets.

      (b) the only non-consolidated assets of WAG are the shares in CMS Parmelia, CMS Gas and CMS GGT and its interest as beneficiary of the Trust and WAG owes no non-consolidated liabilities whatsoever to any person;

      (c) the only non-consolidated assets of CMS Gas are the shares in CMS GGT and its interest as beneficiary of the Trust and CMS Gas owes no non-consolidated liabilities whatsoever to any person;

      (d) CMS Parmelia has no assets and owes no liabilities whatsoever to any person; and

      (e) the only material assets of CMS GGT are the shares in SCP1 and the rights it holds pursuant to the Commercial Services Agreement and it has no material liabilities whatsoever to any person other than arising by virtue of its performance of its obligations under the Commercial Services Agreement.

5 (INTERESTS IN TRUST) WAG and CMS Gas are the sole beneficiaries of the Trust.

6 (PROPORTION OF SHARES) The Sale Assets comprise of all of the issued shares in the capital of WAG and all shares in the capital of each Controlled Entity are fully paid up.

7     (NO SECURITY INTERESTS) There are no Security Interests over the Sale
      Assets.

8 (CONSENT) The Vendor has obtained all consents necessary to enable it to transfer the Sale Assets to the Buyer except for consent of the directors of WAG to the registration of the transfer of the Sale Assets and any consents, decisions and releases contemplated by clause 2.2(f) ("consent") of this agreement.

9 (NO BREACH) The transfer of the Sale Assets does not breach any material obligation or agreement binding on Vendor or any of the Controlled Entities except in relation the gas sale agreements entered into by CMS GTA with the following parties:

      (a)   CSR Limited;

      (b) Readymix Roads Group Pty Ltd and Vacuum Road Services Pty Ltd in a partnership known as Emoleum - Geraldton;

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      (c)   Readymix Roads Group Pty Ltd and Vacuum Road Services Pty Ltd in a
            partnership known as Emoleum - Gosnells; and

      (d)   Minister for Health.

10 (FUTURE SHARES) There are no commitments in place under which a Controlled Entity is obliged at any time to issue any shares or other securities of that Controlled Entity.

11 (ALLOTMENT OF SHARES) All of the issued shares in the capital of each Controlled Entity are validly allotted and issued and were not allotted or issued in breach of any contract which is binding on the relevant Controlled Entity.

C.    LITIGATION

1     (ACTIONS) No Controlled Entity is:

      (a)   a party to or the subject of any Action; or

      (b) the subject of any ruling, judgment, order or decree by any Government Agency or any other person,

      which may have a material adverse effect upon that Controlled Entity, its business or any of its assets.

2 (ENVIRONMENTAL ACTIONS) No Controlled Entity is a party to any material Action in respect of any act, matter or thing done or omitted to be done to or in connection with the environment, and so far as the Vendor is aware no such material Action is pending or threatened.

D.    ASSETS

1 (SECURITY INTERESTS) There are no Security Interests over any Controlled Entity or any of their respective properties, assets or undertakings.

2     (ASSETS) The material assets of the Controlled Entities are:

      (a) legally and beneficially owned by the relevant Controlled Entity and fully paid for;

      (b) not the subject of any lease or hire purchase agreement or contract for purchase on deferred terms.

3 (LAND) None of the Controlled Entities own any land in Western Australia other than that held in relation to the Parmelia Pipeline and the Goldfields Gas Transmission Pipeline.

      In this item D3 ("Land"):

      (a) "Parmelia Pipeline" means the mainline and all laterals of the Parmelia natural gas pipeline, the Dongara processing facility and the

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            Mondarra gas storage facility, together with all compressors, metering and other equipment associated with each of them; and

      (b) "Goldfields Gas Transmission Pipeline" means the mainline and all laterals of the Goldfields Gas Transmission natural gas pipeline, together with all compressors, metering and other equipment associated with that pipeline and those laterals.

E.    BUSINESS AFFAIRS

1 (BUSINESS) The Business and affairs of each Controlled Entity have at all times been and continue to be conducted in accordance with its Constitution in all material respects.

2 (MATERIAL CONTRACTS) So far as the Vendor is aware, no person is in material breach or default under any Material Contract with a Controlled Entity, nor has anything occurred or been omitted which would be a material breach or default but for the requirements of notice or lapse of time or both under any Material Contract to which a Controlled Entity is a party.

F.    COMPLIANCE WITH LAWS

1     (ENVIRONMENT) So far as the Vendor is aware:

      (a) no valid Environmental Notice has been issued in respect of any business of a Controlled Entity or on a Controlled Entity which would result in the expenditure of a material amount and which would be materially prejudicial to the business of that company; and

      (b) there is no threat in writing to issue such a notice referred to in paragraph (a) above.

2 (LAWS) Each Controlled Entity has conducted its Business in all material respects in accordance with applicable laws. So far as the Vendor is aware, no allegation has been made of any material breach of any applicable law.

3 (LICENCES) All material licences which are necessary for the conduct of the business of a Controlled Entity have been obtained and are valid and subsisting. All conditions which apply to any such licence have been complied with in all material respects. None of such licences has been breached in any material respect by any Controlled Entity or, so far as the Vendor is aware, is likely to be suspended, cancelled, refused, materially altered, not renewed or revoked in a manner which has or could have a material adverse effect on that Controlled Entity.

4 (FILINGS) Each material document or filing which is required by law to be delivered or made to any governmental agency by a Controlled Entity has been duly delivered or made.

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G.    INFORMATION

1 (RELEVANT INFORMATION) The Data Room and the answers provided by the Vendor to the Buyer during the question and answer process undertaken as part of the Buyer's due diligence (together "RELEVANT INFORMATION") and the management presentations and discussions held on 14 January 2004 and 2 July 2004 were prepared with reasonable care and skill based on information in the possession of, or obtained from, the Controlled Entities by the Vendor for the purposes of informing prospective purchasers of the Sale Assets and the Target Entities.

2 In relation to the Relevant Information, other than forecasts and projections, so far as the Vendor is aware, the Vendor has not:

      (a)   omitted or withheld anything material from the Relevant Information;
            or

      (b)   included anything materially misleading in the Relevant Information.

H.    TRUST

1 (TRUSTEE) CMS GTA is the sole Trustee of the Trust and it has power under the terms of the Trust or at law to enter into and observe its obligations under this agreement.

2     (TRUST)

      (a) The Trust has been duly constituted, is valid and subsisting and no action has been taken to terminate the Trust.

      (b)   The Trustee is not in default under the terms of the Trust Deed.

      (c)   The Trust Deed discloses all the terms of the Trust.

I.    ACCOUNTS

1 (LIABILITY) At Completion, there will be no liabilities whatsoever outstanding by CMS GTA to the Vendor and its Related Bodies Corporate (other than Target Entities).

2 (NO CHANGE) Since the Last Balance Date, each Controlled Entity has conducted its business in the ordinary course except to the extent necessary to carry out the Pre-Sale Restructure or to give effect to the actions permitted under clause 4.10 ("Distributions").

3 (LAST ACCOUNTS) The Last Accounts set out in part 1 of schedule 6 ("Last Accounts") were prepared in accordance with the accounting policies adopted by CMS GTA and the requirements of the Accounting Standards and the Corporations Act on the presumption that company continues as a going concern under ownership of the Vendor in the ordinary course.

4     (CHANGES) Since the Last Balance Date:

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      (a)   CMS GTA has conducted its business in the ordinary course of its business; and

      (b) to the best of the knowledge of the Vendor, there has been no change in the financial position of CMS GTA from that set out in the Last Accounts except changes none of which individually or in aggregate has had a material adverse effect on CMS GTA; and

      (c) nothing has come to the attention of the Vendor which causes the Vendor to believe that the financial information in the statement of financial position of CMS GTA as at the Last Balance Date, and in the statement of income, expenses and results of operations of CMS GTA for the period commencing on 30 June 2003 and ending on the Last Balance Date, in the Last Accounts is unfairly presented.

J.    SUPERANNUATION

1 (SUPERANNUATION) Each Controlled Entity has made all superannuation contributions which it is either:

      (a)   obliged to make in respect of the Employees; or

      (b) which the actuary of the Fund has recommended that it make in respect of any Employees entitled to defined benefits under the Fund.

K.    INSURANCE

1 (INSURANCES) The Disclosed Information contains complete and accurate particulars of all current insurances and cover notes taken out in respect of a Controlled Entity as at the date of this agreement, other than Umbrella Insurances.

2 (CURRENCY) Each insurance policy (other than policies held in respect of Umbrella Insurances) held by a Controlled Entity is in full force and effect and all applicable premiums have been paid.

3 (NO VOIDING) So far as the Vendor is aware, nothing has been done or omitted to be done which would make any policy of insurance held (other than policies held in respect of Umbrella Insurances) by a Controlled Entity void or voidable or which would permit an insurer to cancel the policy or refuse or materially reduce a claim or materially increase the premiums payable under the policy.

4     (NO CLAIMS)

      (a) There are no material outstanding claims made by a Controlled Entity or any person on its behalf under an insurance policy held or previously held by the Controlled Entity.

      (b) So far as the Vendor is aware, no event (other than one which has given rise to a claim which is not outstanding or one relating to the occurrence of a Material Adverse Event) has arisen which may give

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

            rise to a material claim by Controlled Entity under any insurance policy.

      (c) So far as the Vendor is aware, as at the date of this agreement, no event has arisen which may give rise to a Material Adverse Event.

L.    TAXATION

1 (TAXES) As far as the Vendor is aware, all returns in relation to Tax required to be filed or lodged by a Controlled Entity with the relevant Government Agency before Completion have been properly filed on a timely basis or will be filed on or before Completion and are materially correct.

2 (WITHHOLDING TAX) As far as the Vendor is aware, any obligation on a Controlled Entity under any Tax Act to withhold amounts at source on account of Tax has been complied with.

3 (NO CAPITAL GAINS TAX RELIEF) No Controlled Entity has sought capital gains tax relief under sub division 126B of the Income Tax Assessment Act 1997 (Cth) or section 160ZZO of the Income Tax Assessment Act 1936 (Cth) in respect of any asset acquired by any Controlled Entity and which is still owned by any Controlled Entity immediately after Completion.

4 (NO DISPUTES) There are no disputes between a Controlled Entity and any Governmental Agency in respect of any Relevant Tax.

5 (STAMPING) As far as the Vendor is aware, other than in relation to the Pre-Sale Restructure, all documents and transactions entered into by a Controlled Entity, in its own capacity, or as manager, trustee, responsible entity or custodian of any trust, which are required to be stamped and if stamped would be liable to ad valorem duty have been duly stamped.

6 (CONSOLIDATION) No Controlled Entity has been consolidated within the Vendor's consolidatable group for the purposes of Part 3-90 of the Tax Act and no election will be filed after the Completion Date that has the effect of including any of the Controlled Entities in the Vendor's consolidated tax group.

7 (GST) As far as the Vendor is aware, each Controlled Entity has complied in all material respects with all laws, contracts, agreements or arrangements binding on it relating to GST.

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SALE AND PURCHASE AGREEMENT

Schedule 3 - Retiring Officers

TARGET ENTITY                       RETIRING OFFICERS
-------------                       -----------------
WAG                                 DIRECTORS:

                                    David W. Joos

                                    Thomas W. Elward

                                    OTHER OFFICERS:

                                    DAVID W. JOOS - CHAIRMAN AND CEO
                                    THOMAS W. ELWARD - PRESIDENT
                                    JOHN F. DRAKE - SENIOR VICE PRESIDENT
                                    CAROL A. ISLES - VICE PRESIDENT AND CONTROLLER
                                    SHARON A. MCILNAY - VICE PRESIDENT AND GENERAL COUNSEL
                                    THOMAS L. MILLER - VICE PRESIDENT
                                    LAURA L. MOUNTCASTLE - VICE PRESIDENT AND TREASURER
                                    WILLIAM H. STEPHENS, III - VICE PRESIDENT
                                    JOSEPH P. TOMASIK - VICE PRESIDENT
                                    MICHAEL D. VANHEMERT - VICE PRESIDENT AND SECRETARY
                                    THEODORE J. VOGEL - VICE PRESIDENT AND CHIEF TAX COUNSEL
                                    JAMES L. LOEWEN - ASSISTANT TREASURER
                                    BEVERLY S. BURGER - ASSISTANT TREASURER
                                    JANE M. KRAMER - ASSISTANT SECRETARY
                                    JOYCE H. NORKEY - ASSISTANT SECRETARY

CMS Parmelia                        DIRECTORS:

                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    OTHER OFFICERS:

                                    Alan Rew

CMS GGT                             DIRECTORS:

                                    David W. Joos

                                    Thomas W. Elward

                                    Kenneth Whipple

                                    SECRETARY:

                                    Gordon Hough

                                    OTHER OFFICERS:

                                    Andrew Thompson

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

SCP Investments No.1 Pty Limited    DIRECTORS:

                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

SCP Investments No.2 Pty Limited    DIRECTORS:

                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

SCP Investments No.3 Pty Limited    DIRECTORS:

                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

Goldfields Gas Transmission Pty     DIRECTORS:
Limited
                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

SCPA                                DIRECTORS:

                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

SCPN                                DIRECTORS:

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
                                    David Arthur King

                                    Thomas L. Miller

                                    SECRETARY:

                                    Alan Rew

                                    PUBLIC OFFICER:

                                    Alan Rew

CMS Gas                             DIRECTORS:

                                    David W. Joos

                                    Thomas W. Elward

                                    OTHER OFFICERS:

                                    DAVID W. JOOS - CHAIRMAN AND CEO
                                    THOMAS W. ELWARD - PRESIDENT
                                    JOHN F. DRAKE - SENIOR VICE PRESIDENT
                                    SHARON A. MCILNAY - VICE PRESIDENT AND GENERAL COUNSEL
                                    CAROL A. ISLES - VICE PRESIDENT AND CONTROLLER
                                    THOMAS L. MILLER - VICE PRESIDENT
                                    LAURA L. MOUNTCASTLE - VICE PRESIDENT AND TREASURER
                                    WILLIAM H. STEPHENS, III - VICE PRESIDENT
                                    JOSEPH P. TOMASIK - VICE PRESIDENT
                                    MICHAEL D. VANHEMERT - VICE PRESIDENT AND SECRETARY
                                    THEODORE J. VOGEL - VICE PRESIDENT AND CHIEF TAX COUNSEL
                                    JAMES L. LOEWEN - ASSISTANT TREASURER
                                    BEVERLY S. BURGER - ASSISTANT TREASURER
                                    JANE M. KRAMER - ASSISTANT SECRETARY
                                    JOYCE H. NORKEY - ASSISTANT SECRETARY

CMS GTA                             DIRECTORS:

                                    David W. Joos

                                    Thomas W. Elward

                                    OTHER OFFICERS:

                                    DAVID W. JOOS - CHAIRMAN AND CEO
                                    THOMAS W. ELWARD - PRESIDENT
                                    JOHN F. DRAKE - SENIOR VICE PRESIDENT
                                    SHARON A. MCILNAY - VICE PRESIDENT AND GENERAL COUNSEL
                                    CAROL A. ISLES - VICE PRESIDENT AND CONTROLLER
                                    THOMAS L. MILLER - VICE PRESIDENT
                                    LAURA L. MOUNTCASTLE - VICE PRESIDENT AND TREASURER
                                    WILLIAM H. STEPHENS, III - VICE PRESIDENT
                                    JOSEPH P. TOMASIK - VICE PRESIDENT
                                    MICHAEL D. VANHEMERT - VICE PRESIDENT AND SECRETARY
                                    THEODORE J. VOGEL - VICE PRESIDENT AND CHIEF TAX COUNSEL
                                    JAMES L. LOEWEN - ASSISTANT TREASURER
                                    BEVERLY S. BURGER - ASSISTANT TREASURER
                                    JANE M. KRAMER - ASSISTANT SECRETARY
                                    JOYCE H. NORKEY - ASSISTANT SECRETARY

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SALE AND PURCHASE AGREEMENT

Schedule 4 - Employees

EMPLOYEE

ADMINISTRATION

BAVOILLOT, Mandy E (Part time)
GIUMELLI, Joan
PALMER, Kate
LYON, Thomas E
MORGAN, Maxine A
REW, Alan J
HOUGH, Gordon (Fixed Term Contract Employee)
CLIFF, Helen (Part time)
CLAYDON, Joanne (Part time Contract)
KVSEICH, Nicole (Fixed Term Contract Employee)
YEN, Ian (Fixed Term Contract Employee)
CARLIN, Graeme (Fixed Term Contract Employee)

MANAGEMENT

KING, David
REUDAVEY, Greg (Fixed Term Contract)
TASNADY, Suzy
JOYCE, Raymond J
PETRIG, Rudolf

MAINTENANCE

CALDWELL, Wayne A
CONNELL, Gerard F
FERGUSON, Lennard D
HUNT, Ron
LEESON, Peter J
LOGAN, Bruce M
MELSOM, Jeffrey P
PUGH, Alan G
REDWAY, Michael T
WARE, Nicholas
YELVERTON, Anthony B

OPERATIONS

BAILEY, David (Part time)
GRBAS, Murray
GREGSON, Donald H
GUTHRIE, Warren D
PEREDI, Stephen
RAFFERTY, David
SMITH, Grahame A R

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SALE AND PURCHASE AGREEMENT

Schedule 5 - Corporate structure diagram

Part A - Structure at signing

                                  [FLOW CHART]

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

Part B - Structure at Completion

                                  [FLOW CHART]

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SALE AND PURCHASE AGREEMENT

Schedule 6 - Last Accounts

Part 1 - Last Accounts for Parmelia

  CMS GAS TRANS OF AUSTRALIA
STATEMENT OF FINANCIAL POSITION
PERIOD: 06-04 AS AT 30 JUNE 2004

            ASSETS                                                 A$
CURRENT ASSETS
CASH AND EQUIVALENTS
Cash US$ - Canadian a/c                                           127,593.00
Cash On Hand                                                          200.00
Cash                                                           10,933,852.45

Total Cash & Equivalents                                       11,061,645.45

DEBTORS (RECEIVABLES)
Provn for Bad & Doubtful Debts                                   (147,426.23)
Trade Debtors (Gas Sales)                                       1,696,547.44
Sundry Other Austn Debtors                                      1,994,405.35
GST Tax Receivable from ATO                                       161,795.80

Total Debtors                                                   3,705,322.36

PREPAYMENTS
Prepayments - Lease Pmt-Escrow                                     56,335.90
Prepayments - Major Subscripts                                      3,738.45
Prepayments - Pipeline Licence                                     19,340.91
Prepayments - Westrail Licence                                     12,955.21
Prepayments - Product Lic                                          (2,150.00)
Prepayments - Insurance                                           231,391.48
Prepayments - Software                                                117.49
Prepayments - General                                               2,452.66

Total Prepayments                                                 324,182.10

STORES & SPARES
Stores & Spares - Dongara                                         255,103.96
Stores & Spares - Kewdale                                         259,629.17
STOCKS

Gas Stock in Pipeline                                             270,534.00
Gas Stored Mondarra (Org. etc]                                    (69,133.97)
Gas Stored Mondarra (CMS Gas)                                   3,036,715.78

Total Stocks                                                    3,752,848.94

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
TOTAL CURRENT ASSETS                                           18,843,998.85
                                                            ================
NON-CURRENT ASSETS

SUNDRY DEBTORS
Deferred Income Tax                                                68,619.54

Total Sundry Debtors                                               68,619.54

DEVELOPMENT & FIELD PROJECTS
Mine, Properties & Develop                                      5,221,160.37
Provn for Depletion (Amort)                                    (1,958,351.70)

Development & Field Projects                                    3,262,808.67

LAND/BUILDINGS/EQUIPMENT
Provn for Amortisation P&E                                         (3,071.40)
Construction in Progress                                        1,286,105.90
Provn for Deprn Plant & Equip                                 (18,454,694.85)
Plant & Equipment                                              71,307,434.25
Buildings & Fixtures                                                4,597.00
Office Equipment - Finance Lee                                      9,984.32
Office Equipment                                                  399,248.73

Total Land/Buildings/Equipment                                 54,549,603.95

INVESTMENTS

TOTAL INVESTMENTS                                                       0.00

TOTAL NON-CURRENT ASSETS                                       57,881,032.16

TOTAL ASSETS                                                   76,725,031.01
                                                            ================
LIABILITIES & OWNERS EQUITY
CURRENT LIABILITIES

TRADE CREDITORS
GST Tax Payable to ATO                                            264,549.02
Deferred Revenue - Hismelt                                        868,848.07
Trade Creditors Control Acct                                    1,354,376.43

OTHER CREDITORS
Pay Dedns - PAYE Tax                                               64,220.00
Lease Liabilities - General                                         5,435.21
Other Creditors - General                                         411,309.14

Total Other Creditors                                           2,968,737.87

PROVISIONS
Provision for Income Tax                                          392,078.00
Provision for Incentive Bonus                                      23,344.00

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

Provn LSL - Current                                                42,765.43
Provn for Annual Leave                                            236,868.12

Total Provisions                                                  695,055.55

OTHER CURR. LIABILITIES
TOTAL OTHER CURR. LIABILITIES                                           0.00

TOTAL CURRENT LIABILITIES                                       3,663,793.42

NON CURRENT LIABILITIES
Deferred Income Tax                                             6,519,218.10
Provn for LSL Non Current                                         131,000.00

TOTAL NON CURRENT LIABILITIES                                   6,650,218.10

TOTAL LIABILITIES                                              10,314,011.52
                                                            ================

NET ASSETS & LIABILITIES                                       66,411,019.49
                                                            ================
EQUITY
CMS - USA                                                      88,743,457.40
Retained Profit / (Loss) -2004                                    915,733.22
Retained Profits (1997-03)                                     15,851,828.87
Trust Distrib to Benefic 9/99                                  (8,900,000.00)
Trust Distrib to Benefic 6/02                                  (4,000,000.00)
Return of S/H Equity  07/00                                   (26,200,000.00)
Cumulative Translation Adjust
                                                            ----------------

TOTAL EQUITY                                                   66,411,019.49
                                                            ================

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

Part 2 - Last Accounts for SCP

               SCP INVESTMENTS (NO.1) PTY LIMITED (FINANCIAL YEAR)
                         STATEMENT OF FINANCIAL POSITION
                               AS AT 30 JUNE 2004

                                                                  $
                                                            -------------
CURRENT ASSETS
CASH AND EQUIVALENTS
Cash On Hand                                                          411
Cash at Bank - GGT JV a/c                                         530,038
Proceeds Account - ANZ                                         40,959,886
Short Term M.Mkt Deposits/Bank Bills                           50,990,297
                                                            -------------
Total Cash & Equivalents                                       92,480,632

RECEIVABLES
Trade Debtors                                                   9,455,380
Provision for Doubtful Debts                                     (542,570)
Sundry Other Austn Debtors                                        489,338
Provision for Doubtful Debts                                       (7,221)
Warranty & Insurance Claims                                             0
GGT JV Mobilisation Fee in Advance to Agility                     784,597
GST Receivable from ATO                                           337,390
                                                            -------------
Total Debtors                                                  10,516,915

INVENTORIES
Stores & Spares                                                 1,355,913
Gas Stock in Pipeline                                             944,837
                                                            -------------
Total Stocks, Stores & Spares                                   2,300,750

OTHER
Prepayments - General                                             213,832
Prepayments - Loan Finance fees                                   690,240
Prepayments - Insurance                                            13,799
Prepayments - Agility                                                   0
                                                            -------------
Total Other                                                       917,870

                                                            -------------
TOTAL CURRENT ASSETS                                          106,216,168
                                                            -------------

NON-CURRENT ASSETS
OTHER
Prepayments - Loan Finance fees                                   690,239
                                                            -------------
Total Other                                                       690,239

PROPERTY PLANT & EQUIPMENT
Construction in Progress                                          452,295
CIP - Direct Capital                                                   (0)
Plant & Equipment                                             386,391,042

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

Provn for Deprn Plant & Equip                                 (41,140,957)
Pipeline Laterals - Purch cost                                 32,044,383
Less Accumulated Depreciation                                  (4,543,353)
Office Equipment                                                  530,062
Less Accumulated Depreciation                                    (424,705)
Buildings & Fixtures                                           34,634,606
Less Accumulated Depreciation                                  (6,120,723)
Valuation of Lic (acq of GGT)                                 119,836,557
Less Accumulated Depreciation                                 (16,135,287)
                                                            -------------
Total Land/Buildings/Equipment                                505,523,919

                                                            -------------
TOTAL NON-CURRENT ASSETS                                      506,214,158
                                                            -------------

                                                            -------------
TOTAL ASSETS                                                  612,430,327
                                                            =============

CURRENT LIABILITIES
PAYABLES
Trade Creditors Control Acct                                    1,813,139
GST Payable to ATO                                              1,755,246
Other Creditors - General                                         138,011
Purchase Accruals                                               1,723,971
Interest Payable                                                  459,218
                                                            -------------
Total Trade & Other Creditors                                   5,889,586

INTEREST BEARING LIABILITIES
Loan from ANZ - current                                        25,415,600
                                                            -------------
Total Interest bearing Liabilities                             25,415,600

OTHER LIABILITIES
Deferred Revenue                                                        0
                                                            -------------
Total Other Liabilities                                                 0

                                                            -------------
TOTAL CURRENT LIABILITIES                                      31,305,186
                                                            -------------

NON CURRENT LIABILITIES

Deferred Tax Liabilities                                       70,746,828
ANZ Loan                                                      224,984,400
                                                            -------------

                                                            -------------
TOTAL NON CURRENT LIABILITIES                                 295,731,228
                                                            -------------

                                                            -------------
TOTAL LIABILITIES                                             327,036,414
                                                            -------------

                                                            -------------
NET ASSETS & LIABILITIES                                      285,393,913
                                                            =============

EQUITY
Retained Profit / (Loss) - Financial  year                     51,331,602
Retained Profit 1999,2000,2001,2002                            94,850,407

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                                       75

Dividends - APT                                               (47,706,677)
Dividends - CMS                                               (45,652,683)
Dividends - TA                                                 (8,091,047)
                                                            -------------
Total Profit / (Loss)                                          44,731,602
Issued Capital                                                240,662,211
Share Capital                                                         100
Cash Calls & Elimination                                               (1)
                                                            -------------
TOTAL EQUITY                                                  285,393,913
                                                            =============

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                                       76

SALE AND PURCHASE AGREEMENT

Schedule 7 - Adjustment Amount

Part 1 - Adjustment Amount - Parmelia

Note: Completion Date actuals will replace Jun-04 numbers below and Jun-04 actuals will replace the March-04 numbers below in the final calculations of the Adjustment Amount.

                                    JUN-04         MAR-04
                                  ----------      ---------
                                                March Proforma
                                                Statement
CURRENT ASSETS

CASH AND EQUIVALENTS
Cash US$ - Canadian a/c              127,593        127,593
Cash On Hand                             200            200
Cash                              10,933,852      9,261,180
                                  ----------     ----------
Total Cash & Equivalents          11,061,645      9,388,973

DEBTORS (RECEIVABLES)

Provn for Bad & Doubtful Debts      (147,426)      (147,426)
Trade Debtors (Gas Sales)          1,696,547      1,446,593
Sundry Other Austn Debtors         1,994,405      1,877,690
GST Tax Receivable from ATO          161,796        142,536
                                  ----------     ----------
Total Debtors                      3,705,322      3,010,961

PREPAYMENTS

Prepayments - Lease Pmt-Escrow        56,336         56,336
Prepayments - Major Subscripts         3,738          8,574
Prepayments - Pipeline Licence        19,341         30,945
Prepayments - Westrail Licence        12,955         20,728
Prepayments - Product Lic             (2,150)         4,300
Prepayments - Insurance              231,391         74,153
Prepayments - Software                   117          2,257
Prepayments - General                  2,453          3,116
                                  ----------     ----------
Total Prepayments                    324,182        200,409

STORES & SPARES
Stores & Spares - Dongara            255,104        244,962
Stores & Spares - Kewdale            259,629        259,249
STOCKS

Gas Stock in Pipeline                270,534        270,534
Gas Stored Mondarra (Org. etc]       (69,134)       (71,743)
Gas Stored Mondarra (CMS Gas)      3,036,716      4,100,927
                                  ----------     ----------
Total Stocks                       3,752,849      4,803,928
                                  ----------     ----------
TOTAL CURRENT ASSETS              18,843,999     17,712,703
                                  ==========     ==========

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

CURRENT LIABILITIES

TRADE CREDITORS

GST Tax Payable to ATO                                             264,549                  232,037
Deferred Revenue - Hismelt                                         868,848                  308,432
Trade Creditors Control Acct                                     1,354,376                1,293,628

OTHER CREDITORS

Pay Dedns - PAYE Tax                                                64,220                   55,717
Lease Liabilities - General                                          5,435                    5,694
Other Creditors - General                                          411,309                  504,932
                                                               -----------               ----------

Total Other Creditors                                            2,968,738                2,400,439

PROVISIONS

Provision for Income Tax                                           392,078                  176,764
Provision for Incentive Bonus                                       23,344                    5,695
Provn LSL - Current                                                 42,765                   22,363
Provn for Annual Leave                                             236,868                  227,013
                                                               -----------               ----------
Total Provisions                                                   695,056                  431,835

OTHER CURR. LIABILITIES
TOTAL OTHER CURR. LIABILITIES                                            0                        0
                                                               -----------               ----------
TOTAL CURRENT LIABILITIES                                        3,663,793                2,832,275
                                                               -----------               ----------

Net Working Capital (CA-CL)                                     15,180,205               14,880,429

Exclusions: Current Assets

                                                                         0                        0
                                                                         0                        0
                                                               -----------               ----------
Total                                                                    0                        0

Exclusions: Current Liabilities

Provision for Income Tax                                           392,078                  176,764
Deferred Revenue - Hismelt                                         868,848                  308,432
Liability related 2002 Retention Bonus Agreements                        0                        0
Liability related to Estimated GST Penalty/Interest
Payment by CMSGGT                                                        0                        0
                                                               -----------               ----------
Total                                                            1,260,926                  485,196

Net Working Capital Exclusions                                  (1,260,926)                (485,196)

Net Working Capital after Exclusions                            16,441,132               15,365,625

Net Working Capital Adjutment Parmelia                           1,075,507        Difference between
                                                               -----------        June & March
                                                                                  NWC after exclusions

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

Part 2 - Adjustment Amount - SCP

Note: Completion Date actuals will replace Jun-04 numbers below and Jun-04 actuals will replace the March-04 numbers below in the final calculations of the Adjustment Amount.

                                                                  JUN-04                  MAR-04
                                                               -----------              -----------
CURRENT ASSETS

CASH AND EQUIVALENTS
Cash On Hand                                                           411                      441
Cash at Bank - GGT JV a/c                                          530,038                  372,526
Proceeds Account - ANZ                                          40,959,886               27,509,504
Short Term M.Mkt Deposits/Bank Bills                            50,990,297               50,305,950
                                                               -----------              -----------
Total Cash & Equivalents                                        92,480,632               78,188,421

DEBTORS (RECEIVABLES)
Trade Debtors                                                    9,455,380                9,408,837
Provision for Doubtful Debts                                      (542,570)                (542,570)
Sundry Other Austn Debtors                                         489,338                  109,418
Provision for Doubtful Debts                                        (7,221)                  (7,221)
Warranty & Insurance Claims                                              0                        0
GGT JV Mobilisation Fee in Advance - Agility                       784,597                  595,060
GST Receivable from ATO                                            337,390                  219,124
                                                               -----------              -----------
Total Debtors                                                   10,516,915                9,782,647

PREPAYMENTS

Prepayments - General                                              213,832                  237,043
Prepayments - Loan Establishment Fees                              690,240                  690,240
Prepayments - Insurance                                             13,799                   27,597
Prepayments - Agility                                                    0                    5,487
                                                               -----------              -----------
Total Prepayments                                                  917,870                  960,367

STOCKS STORES & SPARES
Stores & Spares                                                  1,355,913                1,282,290
Gas Stock in Pipeline                                              944,837                  986,437
                                                               -----------              -----------
Total Stocks                                                     2,300,750                2,268,727

TOTAL CURRENT ASSETS                                           106,216,168               91,200,162
                                                               ===========               ==========
CURRENT LIABILITIES
TRADE & OTHER CREDITORS
Trade Creditors Control Acct                                     1,813,139                  534,077
GST Payable to ATO                                               1,755,246                1,618,549
Other Creditors - General                                          138,011                   50,870
Purchase Accruals                                                1,723,971                1,660,589
Interest Payable                                                   459,218                  444,850

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

Deferred Revenue (WMC)                                                   0                        0
                                                               -----------               ----------
Total Trade & Other Creditors                                    5,889,586                4,308,935

OTHER CURR. LIABILITIES
Loan from ANZ - current                                         25,415,600               22,942,900
                                                               -----------               ----------
TOTAL OTHER CURR. LIABILITIES                                   25,415,600               22,942,900

TOTAL CURRENT LIABILITIES                                       31,305,186               27,251,835
                                                               ===========               ==========

Net Working Capital (CA-CL)                                     74,910,983               63,948,327

Exclusions: Current Assets

Deferred Revenue WMC                                                     0                        0

Exclusions: Current Liabilities

Loan from ANZ - current                                         25,415,600               22,942,900
Provision for Income Tax                                                 0                        0
Liability Estimated GST Penalty/Interest
Payment by CMSGGT                                                        0                        0
                                                               -----------               ----------
Total                                                           25,415,600               22,942,900

Net Working Capital Exclusions                                 (25,415,600)             (22,942,900)

Net Working Capital after Exclusions                           100,326,583               86,891,227

Outstanding Loan Balance                                       250,400,000              254,281,200
                                                                                This is difference
Change in Outstanding Balance                                   (3,881,200)     between June & March
                                                                                Balance of Difference
Net Working Capital Adjustment for SCP                         7,792,45045%     between June & March
                                                               -----------      NWC after exclusions
                                                                                Minus 45% of Change in
                                                                                Outstanding Loan Balance

TOTAL WORKING CAPITAL ADJUSTMENT

Net Working Capital Adjustment for SCP                           7,792,450
                                                                                (refer Parmelia Sample
                                                                                Working Capital
Net Working Capital Adjutment Parmelia                           1,075,507      Calculations)
                                                               -----------
TOTAL WORKING CAPITAL ADJUSTMENT                                 8,867,957      -------X

ADDITIONAL TAX RELATED ADJUSTMENTS

45% of Estimated Tax Payments at SCP1 upto Completion                    0
Estimated Tax Payments at CMSGGT upto Completion                         0
Estimated GST Penalty/Interest Payment                             162,000

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

by CMSGGT
Estimated Tax Payments at Parmelia upto Completion                       0
                                                                 ---------
Sub-total                                                          162,000    -------Y

ADJUSTMENT AMOUNT                                                8,705,957= X minus Y

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

SALE AND PURCHASE AGREEMENT

Schedule 8 - Pre-Sale Restructure

NOTE: ALL STEPS TO OCCUR PRE-COMPLETION IN THE ORDER SHOWN BELOW. THE VENDOR SHALL OBTAIN CLEARANCE FROM THE FOREIGN INVESTMENT REVIEW BOARD FOR THE TRANSFER OF SHARES IN CMS GGT FROM VALANDRID TO WAG PRIOR TO THE PRE-SALE RESTRUCTURE.

1     STEP 1 - SALE BY WAG

      All the outstanding shares held by WAG in CMS Gas Transmission Del Sur Company are sold by WAG to the Vendor for a promissory note F.

2     STEP 2 - SALE BY VALANDRID

      All the outstanding shares held by Valandrid in CMS GGT are sold by Valandrid to WAG for fair market value for 3 promissory notes A, B & C in the amounts specified below in item 15 ("Additional information").

3     STEP 3 - CGT RELIEF

      An election for Australian capital gains tax roll-over relief is made.

4     STEP 4 - SALE BY WAG - CMS LUXEMBOURG

      All the outstanding shares held by WAG in CMS Luxembourg are sold by WAG to the Vendor for a promissory note D in the amount specified below in item 15 ("Additional information").

5     STEP 5 - SALE BY WAG - CMS FINANCIAL

      All the outstanding shares held by WAG in CMS Financial are sold by WAG to the Vendor for a promissory note E in the amount specified below in item 15 ("Additional information").

6     STEP 7 - CANCELLATION OF VALANDRID NOTE

      Valandrid repays/cancels the existing Valandrid note (and any accrued interest) held by CMS Finance using promissory note B.

7     STEP 8 - DISTRIBUTION BY CMS FINANCIAL

      CMS Financial pays a dividend to the Vendor. The dividend is paid in the form of the transfer of promissory note B to the Vendor.

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

8     STEP 11 - DISTRIBUTION BY VALANDRID

      Valandrid distributes up the two notes A and C to CMS Luxembourg.

9     STEP 9 - CANCELLATION OF CMS LUXEMBOURG NOTE

      CMS Luxembourg uses note C to cancel/repay the existing Luxembourg Note (and any accrued interest) held by WAG.

10    STEP 10 - DISTRIBUTION BY CMS LUXEMBOURG CMS

      Luxembourg distributes up note A to Vendor.

11    STEP 11 - OFF-SET OF NOTES

      The Vendor uses notes A and B to offset notes D and E and all such notes are cancelled.

12    STEP 12 - DISTRIBUTION BY WAG

      WAG distributes note F to the Vendor.

13    STEP 13 - TRANSFER OF ATACAMA PROMISSORY NOTE

      WAG distributes the Atacama Note (and any accrued interest) to the Vendor.

14    STEP 14 - CASH DISTRIBUTION

      WAG distributes to the Vendor the amount of any cash held by WAG.

15    ADDITIONAL INFORMATION

      The value of note A plus value of note B plus the value of note C is equal to the market value of the shares in CMS GGT.

      The value of note B is equal to the outstanding amount of the existing Valandrid Note and any accrued interest.

      The value of note C is equal to the outstanding amount of the existing Luxembourg Note and any accrued interest.

      The value of note D is equal to the value of note A.

      The value of note E is equal to the value of note B.

      The value of note F is equal to the market value of the shares of CMS Gas Transmission del Sur Company.

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

      The Valandrid Note is the existing promissory note held by CMS Financial and payable by Valandrid to CMS Financial.

      The Luxembourg Note is the existing promissory note held by WAG and payable by CMS Luxembourg to WAG.

      The Atacama Note is the existing promissory note held by WAG and payable by Atacama Finance Company to WAG.

      To the extent that WAG has retained earnings in its accounts after completion of step 11 (above), the distributions referred to in steps 12, 13 and 14 will be debited against those retained earnings. The balance of those distributions will be debited to WAG's share premium account.

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

SALE AND PURCHASE AGREEMENT

Signing page

DATED:______________________ 2004

VENDOR

SIGNED by                                 )
                                          )
as authorised signatory for CMS           )
INTERNATIONAL VENTURES                    )
L.L.C. in the presence of:                )
                                          )
                                          )
/s/ S D Thomas                            )      /s/ Joseph P. Tomasik
Signature of witness                      )      Name:
                                          )
SCOTT D. THOMAS                           )      Title:
Name of witness (block letters)           )
                                          )      By executing this agreement the
                                          )      signatory states that the
                                                 signatory signatory has
                                                 received no notice of
                                                 revocation of the authority to
                                                 sign

VENDOR GUARANTOR

SIGNED by                                 )
                                          )
as authorised signatory for CMS           )
ENTERPRISES COMPANY in the                )
presence of:                              )
                                          )
/s/ S D Thomas                            )      /s/ T W Elward
-------------------------------           )      -------------------------------
Signature of witness                      )      Name:
                                          )
SCOTT D. THOMAS                           )      Title:
-------------------------------           )
Name of witness (block letters)           )
                                          )      By executing this agreement the
                                          )      signatory states that the
                                                 signatory signatory has
                                                 received no notice of
                                                 revocation of the authority to
                                                 sign

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

BUYER

SIGNED by                                 )
/s/ Stephen Wasinger                      )
as attorney for APT PIPELINES             )
INVESTMENTS (WA) PTY LTD                  )
under power of attorney dated             )
7-29-04                                   )
in the presence of:                       )
                                          )
                                          )
                                          )
/s/ Dorothy Kotcher Wasinger              )      /s/ illegible
-------------------------------           )      By executing this agreement the
Signature of witness                      )      attorney states that the
                                          )      attorney has received no notice
Dorothy Kotcher Wasinger                  )      of revocation of the power of
-------------------------------           )      attorney
Name of witness (block letters)           )

BUYER GUARANTOR

SIGNED by                                 )
/s/ Stephen Wasinger                      )
as attorney for APT PIPELINES             )
LIMITED under power of attorney           )
dated                                     )
7-29-04                                   )
in the presence of:                       )
                                          )
                                          )
                                          )
/s/ Dorothy Kotcher Wasinger
-------------------------------           )
Signature of witness                      )
                                          )      /s/ illegible
Dorothy Kotcher Wasinger                  )      By executing this agreement the
-------------------------------           )      attorney states that the
Name of witness (block letters)           )      attorney has received no notice
                                          )      of revocation of the power of
                                          )      attorney

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                                       86

SALE AND PURCHASE AGREEMENT

Annexure A (clause 3.2) - Deliverables

                                                                     PARTY RESPONSIBLE FOR
      DESCRIPTION                                                    DELIVERY
------------------------------------------------------------------------------------------
1.    Evidence of payment of SEMP and                                Vendor
      confirmation that CMS GTA is discharged
      from all of obligations under it.

2.    Evidence of payment of 2000 Retention Bonus                    Vendor
      and confirmation that CMS GTA is discharged
      from all of obligations under it.

3.    Evidence of payment of 2002 Retention Bonus                    Vendor
      and confirmation that CMS GTA is discharged
      from all of obligations under it.

4.    Each document that gives effect to the Pre-Sale                Vendor
      Restructure (fully executed and stamped
      or registered if necessary).
      These include:
      Share certificates and transfers;
      directors resolutions;
      receipts/discharges of liabilities in respect of any
      payment/distributions etc being made; evidence of roll-over exemption being granted.

5.    ANZ change of control waiver                                   Buyer

6.    FIRB approval                                                  Vendor

7.    Direction to the Stakeholder in relation to the                Buyer and Vendor
      Deposit to be executed

8.    List of all payments (including details) made                  Vendor
      under clause 4.10

9.    Any consents received from CSR, Readymix                       Vendor
      and Minister for Health

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                                       87